                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[X] Preliminary Proxy Statement                   [ ] Confidential, For
                                                      Use of the Commission Only
                                                      (as permitted by Rule
                                                      14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                ATMEL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                ATMEL CORPORATION
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:

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      (2) Aggregate number of securities to which transaction applies:

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      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

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      (4) Proposed maximum aggregate value of transaction:

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      (5) Total fee paid:

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[ ]   Fee paid previously with preliminary materials.

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[ ]   Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

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      (2)   Form, Schedule or Registration Statement No.:

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      (3)   Filing Party:

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      (4)   Date Filed:

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

                                   ATMEL Logo

                               ATMEL CORPORATION
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 28, 1999

TO THE SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of ATMEL CORPORATION, a California corporation (the "Company"), will be held on Wednesday, April 28, 1999 at 2:00 p.m., local time, at Atmel Corporation, 2325 Orchard Parkway, San Jose, California 95131, for the following purposes:

     1. To elect five (5) directors to serve for the ensuing year and until their successors are elected.

     2. To approve an amendment to the Company's 1991 Employee Stock Purchase Plan to increase the number of shares reserved for issuance thereunder by 2,500,000 shares.

     3. To approve a change in the Company's state of incorporation from California to Delaware by means of a merger of the Company with and into a wholly-owned Delaware subsidiary.

     4. To approve the establishment of a classified Board of Directors of the Company when the change in its state of incorporation, proposed above, occurs.

     5. To approve an increase in the number of authorized shares of Common Stock of the Company from two hundred forty million (240,000,000) to five hundred million (500,000,000) when the change in its state of incorporation, proposed above, occurs.

     6. To ratify the appointment of PricewaterhouseCoopers L.L.P. as independent accountants of the Company for the year ending December 31, 1999.

     7. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only shareholders of record at the close of business on March 5, 1999 are entitled to notice of and to vote at the meeting and any adjournment thereof.

     All shareholders are cordially invited to attend the meeting. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if such shareholder has returned a proxy.

                                          FOR THE BOARD OF DIRECTORS

                                          Mark A. Bertelsen
                                          Secretary

San Jose, California
March 8, 1999

                               ATMEL CORPORATION
                            ------------------------

                                PROXY STATEMENT

                            ------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed proxy is solicited on behalf of the Board of Directors of ATMEL CORPORATION (the "Company") for use at the Annual Meeting of Shareholders to be held on Wednesday, April 28, 1999, at 2:00 p.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at Atmel Corporation, 2325 Orchard Parkway, San Jose, California 95131. When proxies are properly dated, executed, and returned, and not revoked, the shares they represent will be voted at the meeting in accordance with the instructions of the shareholder. If no specific instructions are given, the shares will be voted as recommended by the Board of Directors. If any other matters are properly presented for consideration at the meeting or any adjournment or postponement thereof, the proxy holders will have discretion to vote on those matters. The Company does not currently anticipate that any other matters will be raised at the meeting.

     These proxy solicitation materials and the Annual Report to Shareholders for the year ended December 31, 1998, including financial statements, were first mailed on or about March 8, 1999, to all shareholders entitled to vote at the meeting.

RECORD DATE AND VOTING SECURITIES

     Shareholders of record at the close of business on March 5, 1999, are entitled to notice of and to vote at the meeting. At the record date, shares of the Company's Common Stock, no par value, were issued and outstanding. No shares of the Company's Preferred Stock were outstanding.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (Attention:
Investor Relations, 2325 Orchard Parkway, San Jose, California 95131) a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

VOTING AND SOLICITATION

     Each shareholder voting for the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected (five) multiplied by the number of shares held by such shareholder, or may distribute such shareholder's votes on the same principle among as many candidates as the shareholder may select provided that votes cannot be cast for more than five candidates. However, no shareholder shall be entitled to cumulate votes for any candidate unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of the intention to cumulate the shareholder's votes. An affirmative vote of a majority of the shares present and voting at the meeting is required for approval of all other items being submitted to the shareholders for their consideration. In the event that cumulative voting is invoked, the proxy holders will have the discretionary authority to vote all proxies received by them in such a manner as to ensure the election of as many of the Board of Directors' nominees as possible. See "Proposal One -- Election of Directors."

     The Company will bear the entire cost of proxy solicitation, including preparation, assembly, printing and mailing of this proxy statement, the proxy, and any additional materials furnished to shareholders. Copies of proxy solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names which are beneficially owned by others to forward to such beneficial owners. In addition, the Company may reimburse such persons for their cost of forwarding the solicitation material to such beneficial owners. Solicitation of proxies by mail may be supplemented by one or more of telephone, telegram, facsimile, or personal solicitation by directors, officers, or regular employees of the Company. No additional compensation will be paid for such services.

SHAREHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

     Shareholder proposals for inclusion in the Company's proxy statement and form of proxy relating to the Company's 2000 Annual Meeting must be received by November 9, 1999. If the Company is not notified of a shareholder proposal by January 23, 2000, then the proxies held by management of the Company may provide the discretion to vote against such shareholder proposal, even though such proposal is not discussed in the Proxy Statement. Shareholder proposals should be addressed to Mike Ross, Vice President, General Counsel and Assistant Secretary, Atmel Corporation, 2325 Orchard Parkway, San Jose, California, 95131.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

NOMINEES

     A board of five (5) directors is to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five (5) nominees named below, all of whom are presently directors of the Company. In the event that any such nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner (in accordance with cumulative voting) as will assure the election of as many of the nominees listed below as possible and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The Company is not aware of any nominee who will be unable or will decline to serve as a director. The term of office for each person elected as a director will continue until the next Annual Meeting of Shareholders or until his successor has been elected and qualified.

     The names of the nominees and certain information about them are set forth below:

                                                                                      DIRECTOR
 NAME OF NOMINEE    AGE(1)                    PRINCIPAL OCCUPATION                     SINCE
 ---------------    ------                    --------------------                    --------
George Perlegos...    49      President, Chief Executive Officer and Chairman of        1984
                              the Board of the Company
Gust Perlegos.....    51      Executive Vice President, General Manager of the          1985
                              Company
Tsung-Ching Wu....    48      Executive Vice President, Technology of the Company       1985
Norm Hall.........    45      Managing Partner, Alliant Partners                        1992
T. Peter Thomas...    52      General Partner, Institutional Venture Partners           1987

---------------
(1) As of March 5, 1999.

     George Perlegos has served as President, Chief Executive Officer and Chairman of the Board of the Company from its inception in 1984. George Perlegos holds degrees in electrical engineering from San Jose State University (B.S.) and Stanford University (M.S.).

     Gust Perlegos has served as Vice President, General Manager and a director of the Company since January 1985 and as Executive Vice President since January 1996. Gust Perlegos holds degrees in electrical engineering from San Jose State University (B.S.), Stanford University (M.S.) and Santa Clara University (Ph.D.). Gust Perlegos is a brother of George Perlegos.

     Tsung-Ching Wu has served as a director of the Company since January 1985, as Vice President, Technology since January 1986 and as Executive Vice President since January 1996. Mr. Wu holds degrees in electrical engineering from the National Taiwan University (B.S.), the State University of New York at Stony Brook (M.S.) and the University of Pennsylvania (Ph.D.).

     Norm Hall has served as a director of the Company since August 1992. He is currently Managing Partner of Alliant Partners, an investment banking firm, which position he has held since 1990. From 1988 to 1990, he worked for Berkeley International Capital Corporation, a venture capital firm. Prior to 1988, Mr. Hall worked at Intel Corporation. Mr. Hall also serves as a director of Electronic Designs, Inc.

     T. Peter Thomas has served as a director of the Company since December 1987. Mr. Thomas is a general partner of Institutional Venture Management. Mr. Thomas has held this position since November 1985. Mr. Thomas also serves as a director of Adaptive Solutions, Inc. and Telcom Semiconductor, Inc.

VOTE REQUIRED AND RECOMMENDATION OF THE BOARD OF DIRECTORS

     The five (5) nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected as directors. Votes withheld will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the meeting, but have no other legal effect upon election of directors under California law.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE NOMINEES SET FORTH HEREIN.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors of the Company held a total of ten (10) meetings during 1998. Each director attended an average of 87% of the meetings of the Board of Directors and meetings of the committees, if any, upon which such director served. The Board of Directors has an Audit Committee and a Compensation Committee. The Board of Directors has no nominating committee nor any committee performing similar functions.

     The Compensation Committee currently consists of directors Hall and Thomas, and met once during 1998. This Committee reviews and approves the Company's executive compensation policies, including the salaries and target bonuses of the Company's executive officers, and administers the Company's incentive stock plans.

     The Audit Committee currently consists of directors Hall and Thomas, and met once during 1998. The Audit Committee recommends engagement of the Company's independent accountants, and is primarily responsible for approving the services performed by the Company's independent accountants and for reviewing and evaluating the Company's accounting principles and its system of internal accounting controls.

DIRECTOR COMPENSATION

     Directors do not receive cash compensation for service on the Board of Directors or any Committee thereof. Mr. Hall and Mr. Thomas each received an option to purchase 10,000 shares of the Company's Common Stock on September 4, 1998 and October 9, 1998, respectively.

SECURITY OWNERSHIP

     The following table sets forth certain information known to the Company with respect to beneficial ownership of the Company's Common Stock as of December 31, 1998 by (i) each beneficial owner of more than 5% of the Company's Common Stock, (ii) the Company's Chief Executive Officer and each of the four other most highly compensated executive officers (collectively, the "Named Officers"), (iii) each director and (iv) all directors and executive officers as a group. The information on beneficial ownership in the table and the footnotes hereto is based upon the Company's records and the most recent Schedule 13D or 13G filed by each such person or entity and information supplied to the Company by such person or entity. Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable.

                                                                               APPROXIMATE
                                                        COMMON STOCK       PERCENT BENEFICIALLY
                 BENEFICIAL OWNER                    BENEFICIALLY OWNED           OWNED
                 ----------------                    ------------------    --------------------
George Perlegos(1).................................       8,316,025                8.34%
Gust Perlegos(2)...................................       3,732,650                3.74%
Tsung-Ching Wu(3)..................................       2,326,963                2.33%
B. Jeffrey Katz(4).................................         329,999                   *
Mikes Sisois(5)....................................         385,344                   *
Norm Hall(6).......................................          36,792                   *
T. Peter Thomas(7).................................         261,808                   *
All directors and executive officers as a group (8
  persons)(8)......................................      15,422,427               15.47%

---------------
 *  Less than one percent of the outstanding Common Stock.

(1) The address for George Perlegos is 2325 Orchard Parkway, San Jose, California 95131.

(2) Includes 102,340 issuable under stock options exercisable within 60 days of December 31, 1998.

(3) Includes 72,824 issuable under stock options exercisable within 60 days of December 31, 1998.

(4) Includes 140,000 issuable under stock options exercisable within 60 days of December 31, 1998.

(5) Includes 28,829 issuable under stock options exercisable within 60 days of December 31, 1998.

(6) Includes 36,792 issuable under stock options exercisable within 60 days of December 31, 1998.

(7) Includes 7,708 issuable under stock options exercisable within 60 days of December 31, 1998.

(8) Includes 421,243 issuable under stock options exercisable within 60 days of December 31, 1998.

EXECUTIVE COMPENSATION

     The following table sets forth all compensation received for services rendered to the Company in all capacities, for the three years ended December 31, 1998, by the Named Officers:

                           SUMMARY COMPENSATION TABLE

                                                                                       LONG-TERM
                                                                                      COMPENSATION
                                                                                         AWARDS
                                                                                    ----------------
                                                           ANNUAL COMPENSATION      NUMBER OF SHARES
                                                         -----------------------       UNDERLYING
          NAME AND PRINCIPAL POSITION            YEAR    SALARY($)     BONUS($)         OPTIONS
          ---------------------------            ----    ----------    ---------    ----------------
George Perlegos................................  1998     311,905        22,952
President and Chief Executive Officer            1997     300,630       130,881
                                                 1996     276,419       195,900
Gust Perlegos..................................  1998     272,155        20,027
Executive Vice President, General                1997     262,330       114,209          40,000
Manager                                          1996     240,825       172,240
Tsung-Ching Wu.................................  1998     243,800        17,940
Executive Vice President, Technology             1997     235,000       102,310          40,000
                                                 1996     215,826       155,340
B. Jeffrey Katz................................  1998     192,920        14,196
Vice President of Marketing....................  1997     185,920        80,938          20,000
                                                 1996     171,769       119,920
Mikes Sisois...................................  1998     192,920        14,196
Vice President of Planning and                   1997     185,920        80,938          20,000
Information Systems                              1996     171,769       119,920

OPTION GRANTS

     The following table sets forth certain information with respect to stock options granted to each of the Named Officers during the year ended December 31, 1998. In accordance with the rules of the Securities and Exchange Commission, also shown below is the potential realizable value over the term of the option (the period from the grant date to the expiration date) based on assumed rates of stock appreciation of 5% and 10%, compounded annually. These amounts are based on certain assumed rates of appreciation and do not represent the Company's estimate of future stock price. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock.

                          OPTION GRANTS IN LAST FISCAL

                                            INDIVIDUAL GRANTS
                           ---------------------------------------------------     POTENTIAL REALIZABLE
                                         % OF TOTAL                                  VALUE AT ASSUMED
                           NUMBER OF      OPTIONS                                  ANNUAL RATES OF STOCK
                             SHARES      GRANTED TO                               PRICE APPRECIATION FOR
                           UNDERLYING    EMPLOYEES     EXERCISE                         OPTION TERM
                            OPTIONS      IN FISCAL     PRICE PER    EXPIRATION    -----------------------
          NAME              GRANTED         YEAR         SHARE         DATE          5%            10%
          ----             ----------    ----------    ---------    ----------    --------      ---------
George Perlegos..........        --           --             --           --           --             --
Gust Perlegos............        --           --             --           --           --             --
Tsung-Ching Wu...........        --           --             --           --           --             --
B. Jeffrey Katz..........    10,000         0.35%       $7.3750       9/4/08      $46,381       $117,539
Mikes Sisois.............        --           --             --           --           --             --

OPTION EXERCISES AND HOLDINGS

     The following table provides information with respect to option exercises in 1998 by the Named Officers and the value of such officers' unexercised options at December 31, 1998.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                          NUMBER OF SHARES
                                                             UNDERLYING                VALUE OF UNEXERCISED
                                                       UNEXERCISED OPTIONS AT         IN-THE-MONEY OPTIONS AT
                         SHARES                            FISCAL YEAR-END              FISCAL YEAR-END(2)
                       ACQUIRED ON      VALUE        ---------------------------    ---------------------------
        NAME            EXERCISE     REALIZED(1)     EXERCISABLE   UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
        ----           -----------   ------------    -----------   -------------    -----------   -------------
George Perlegos......        --              --             --            --                 --          --
Gust Perlegos........        --              --         97,341        55,836        $367,020.56       $0.00
Tsung-Ching Wu.......    22,352        $217,932         67,826        55,822        $    40,356       $0.00
B. Jeffrey Katz......        --              --        136,668        23,332        $ 1,298,660       $0.00
Mikes Sisois.........        --              --         27,162        12,500        $    14,746       $0.00

---------------
(1) Market value of underlying securities on date of exercise, minus the exercise price.

(2) Market value of unexercised options is based on the last reported sales price of the Company's Common Stock on the Nasdaq National Market of $15.3125 per share on December 31, 1998 (the last trading day for fiscal
    1998), minus the exercise price.

                      REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee of the Board of Directors generally reviews and approves the Company's executive compensation policies, including the base salary levels and target incentives for executive officers of the Company at the beginning of each year, and approves the performance objectives of the Company's officers in their areas of responsibility. The Compensation Committee also administers the Company's stock plans, including its 1996 Stock Plan and the 1991 Employee Stock Purchase Plan. No member of the Compensation Committee is a former or current officer or employee of the Company or any of its subsidiaries. Meetings of the Compensation Committee are also attended by George Perlegos, the Company's President and Chief Executive Officer, who provides background and market information and make recommendations to the Compensation Committee on salary levels, officer performance objectives and corporate financial goals. However, such individuals are not entitled to vote on any actions taken by the Compensation Committee.

COMPENSATION POLICIES

     The Company's policy is that a substantial portion of each officer's annual compensation should be based upon the Company's financial performance. The Compensation Committee establishes the salary of each officer primarily by considering the salaries of officers in similar positions with ten comparably-sized companies in the semiconductor industry (the "Benchmark Group"). Such group is subject to change from year to year based on management's assessment of comparability. In setting base compensation, the Company strives to achieve compensation levels for each officer within 25% of the average salaries paid by the Benchmark Group. The Compensation Committee further adjusts the salaries of the Company's officers based on the Company's financial performance during the past year and on each officer's performance against the objectives related to his area of responsibility, which objectives were established at the beginning of the prior year. The base salary increases for the Company's executive officers in 1999 set forth in the Summary Compensation Table reflect the analysis by management and the Compensation Committee of the salary levels paid by members of Benchmark Group and the Company's performance in 1998.

     Under the Company's executive bonus plan, executive officers may receive a substantial percentage of their base salary in bonus payments, based on quarterly financial performance by the Company compared to pre-tax income targets established by the Board of Directors at the beginning of the year in connection with the adoption of the Company's operating plan.

     The Compensation Committee considers granting stock options to executive officers based upon a number of factors, including such officer's responsibilities and relative position in the Company, any changes in such officer's responsibility and position, and such officer's equity interest in the Company in the form of stock and options held by such individual, and the extent to which existing options remain unvested. All options are granted at the current market price of the Company's Common Stock on the date of grant and options generally vest over four years.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     The Compensation Committee uses the same factors and criteria described above for compensation decisions regarding the Chief Executive Officer. In particular, in 1998, Mr. Perlegos' compensation was well below the average compensation of chief executive officers in the Benchmark Group. Mr. Perlegos' bonus for 1998 was also determined under the Company's executive bonus plan.

    T. Peter Thomas,                                       Norm Hall,
     Member, Compensation Committee                    Member, Compensation
    Committee

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee consists of directors Hall and Thomas. During 1998, the Company paid Alliant Partners approximately $115,347, in consideration for services rendered in advising the Company regarding financing, mergers and acquisitions. Mr. Hall, a director of the Company and member of the Compensation Committee, is Managing Partner of Alliant Partners.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities Exchange Commission (the "SEC"). Such officers, directors and 10% shareholders are also required by the Securities and Exchange Commission rules to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of copies of such forms received by it, or written representations from certain reporting persons that no filings were required for such persons, the Company believes that, during the year ended December 31, 1998, all Section 16(a) filing requirements applicable to its executive officers and directors were complied with.

                                  PROPOSAL TWO

                 AMENDMENT TO 1991 EMPLOYEE STOCK PURCHASE PLAN

     The Company's 1991 Employee Stock Purchase Plan (the "Purchase Plan") was adopted by the Board of Directors and approved by the shareholders in March 1991. Prior to the adoption of the amendment discussed below, a total of 3,000,000 shares of Common Stock had been reserved for the issuance under the Purchase Plan. In September 1998, the Board of Directors amended the Purchase Plan to increase the shares reserved for issuance from 3,000,000 shares to 5,500,000 shares. In order for the Purchase Plan to continue to qualify under
Section 423 of the Internal Revenue Code (the "Code") as an "employee stock purchase plan," and in order for participants under the Purchase Plan to continue to receive the favorable tax treatment afforded by Section 423 of the Code, the proposed share increase must be approved by the shareholders. Accordingly for these purposes, the shareholders are being asked to approve this share increase at the Annual Meeting. The Board believes that increasing the number of shares available under the Purchase Plan will enable the Company to continue its policy of encouraging employee equity participation in the Company by enabling employees to purchase the Company's Common Stock at a discount from the market price through voluntary payroll deductions. The Board believes the continued opportunity for employee equity participation will promote the attraction, retention and motivation of employees.

PURCHASE PLAN ACTIVITY

     To date (without taking into account the proposed amendment to the Purchase
Plan), the Company has issued and sold an aggregate of 2,924,734 shares of Common Stock pursuant to the Purchase Plan and 75,266 shares of Common Stock remain available for further issuance under the Purchase Plan. Participation in the Purchase Plan is voluntary and is dependent on each eligible employee's election to participate and his or her determination as to the level of payroll deductions. Accordingly, future purchases under the Purchase Plan are not determinable. The following table sets forth certain information regarding shares purchased under the Purchase Plan during the year ended December 31, 1998 by each of the Named Officers, all current executive officers as a group and all non-executive officer employees as a group:

                     NAME OF INDIVIDUAL                         DOLLAR     NUMBER OF SHARES
                    OR IDENTITY OF GROUP                       VALUE(1)       PURCHASED
                    --------------------                      ----------   ----------------
George Perlegos.............................................          --            --
Gust Perlegos...............................................          --            --
Tsung-Ching Wu..............................................  $   11,839           699
B. Jeffrey Katz.............................................      11,849           700
Mikes Sisois................................................          --            --
All executive officers as a group (6 persons)...............      23,688         1,399
All other employees as a group..............................  $7,742,441       621,755

---------------
(1) Represents the market value of the shares on the date of purchase. The purchase price paid by each participant in the Purchase Plan is 15% below the market value.

The essential provisions of the Purchase Plan are outlined below.

PURPOSE

     The purpose of the Purchase Plan is to provide a convenient and practical means for employees of the Company and its subsidiaries to purchase the Company's Common Stock and a method by which the Company may assist and encourage its employees to become shareholders. The Purchase Plan is intended to qualify under Sections 421 and 423 of the Code.

ADMINISTRATION

     The Purchase Plan is administered by the Board of Directors of the Company or a committee of members of the Board appointed by the Board. The Purchase Plan is currently being administered by the Board of

Directors. All questions of interpretation or application of the Purchase Plan are determined by the Board of directors or its appointed committee and its decisions are final, conclusive and binding upon all participants.

ELIGIBILITY AND PARTICIPATION

     Any person who during the applicable offering period is regularly employed at least 20 hours per week and more than five months per calendar year by the Company or a subsidiary of the Company designated by the Board who has been so employed for at least three consecutive months is eligible to participate in the Purchase Plan. No person who owns or holds options or rights to acquire or as a result of participation in the Purchase Plan would own or hold options or rights to acquire 5% or more of the Company's Common Stock may participate in the Purchase Plan. As of December 31, 1998, approximately 3,000 employees were eligible to participate in the Purchase Plan; approximately 1,497 employees are participating in the offering period ending February 4, 1999.

OFFERING DATES

     Each successive offering period is six months in length. The current offering period under the Purchase Plan commence on the first trading day on or after February 15 and August 15 of each year.

GRANT AND EXERCISE OF OPTION

     At the beginning of each offering period, the Company grants to each eligible employee an option to purchase Common Stock with payroll deductions accumulated during such six-month purchase period. No participant may purchase in any given offering period more than 200% of the number of shares determined by dividing $12,500 by the fair market value of a share of the Company's Common Stock at the beginning of the offering period. Participants may not purchase shares having a fair market value exceeding $25,000 in any calendar year. The Company may make a pro rata deduction in the number of shares subject to options if the total number of shares which would otherwise be subject to options granted at the beginning of an offering period exceeds the number of shares remaining available for issuance under the Purchase Plan. Unless an employee withdraws his or her participation in the Purchase Plan by giving written notice to the Company of this or her election to withdraw all accumulated payroll deductions prior to the end of an offering period, the employee's option for the purchase of shares will be exercised automatically at the end of the offering period and the maximum number of full shares subject to option which are purchasable with the accumulated payroll deductions in his or her account will be purchased at the applicable purchase price determined as provided below. Any payroll deductions accumulated in the employee's account which are insufficient to purchase a full share shall be retained in such employee's account for the subsequent offering period. An employee's withdrawal from the Purchase Plan prior to the end of a given offering period does not affect his or her eligibility to participate in succeeding offering periods.

PURCHASE PRICE

     The purchase price per share at which shares are sold to participating employees is 85% of the lower of the fair market value per share of the Common Stock on (i) the first day of the offering period or (ii) the last day of the offering period. The fair market value of the Common Stock on a given date is determined by reference to the last reported sales price (or last reported bid if no sales were reported) on the Nasdaq National Market.

PAYROLL DEDUCTIONS

     The aggregate purchase price of the shares acquired is accumulated by payroll deduction over the six month offering period. The deductions may not exceed 10% nor be less than 2% of a participant's aggregate compensation (as such term is defined pursuant to the Purchase Plan). A participant may decrease (but not increase) the rate of payroll deductions during the offering period. A participant may discontinued his or her participation in the Purchase Plan at any time. Upon the withdrawal of a participant from the Purchase Plan, the Company returns to the participant all funds credited to a participant's payroll deduction account. An employee's participation in the Purchase Plan, including the rate of payroll deductions, remains in effect for successive offering periods unless the employee withdraws or amends such participation or such participant's employment is terminated. Payroll deductions under the Purchase Plan do not accrue interest, are not segregated and may be used by the Company for any corporate purpose.

TERMINATION OF EMPLOYMENT

     Termination of a participant's employment for any reason, including retirement or death, or the failure of the participant to remain in the continuous employ of the Company for at least 20 hours per week during the applicable offering period, automatically cancels his or her option and his or her participation in the Purchase Plan. In such event, the payroll deductions credited to the participant's account will be returned to him or her or, in the case of death, to the person or persons entitled thereto as provided in the Purchase Plan.

CAPITAL CHANGES

     In the event any change is made in he Company's capitalization during an offering period, such as a stock split, reverse stock split or stock dividend, which results in an increase or decrease in the number of share of Common Stock outstanding without receipt of consideration by he Company, appropriate adjustment shall be made in the purchase price and in the number of shares subject to options under the Purchase Plan.

     In the event of the liquidation or dissolution of the Company, the offering period then in progress would terminate automatically unless otherwise provided by the Board of Directors. In the event of the merger of the Company with another corporation, the Purchase Plan provides that each outstanding option shall be assumed or an equivalent option shall be substituted by the successor corporation, unless the Board determines to shorten the offering period then in progress in which case outstanding options would be exercised automatically on the new exercise date established by the Board.

AMENDMENT AND TERMINATION OF THE PLAN

     The Board of Directors may amend the Purchase Plan at any time from time to time or may terminate it without approval of the shareholders. However, no such action by the Board of Directors may alter or impair any option previously granted under the Purchase Plan without the consent of the optionee. In any event, the Option Plan will terminate in 2011.

     The Purchase Plan provides that shareholder approval of any amendment to the Purchase Plan will be required only to the extent necessary to comply with then current provisions of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") or Section 423 of the Code (or any other applicable law or regulation).

FEDERAL INCOME TAX INFORMATION

     The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant at the time of grant of the option or purchase of the shares. Upon disposition of the shares, the participant will generally be subject to tax. If the shares have been held by the participant for more than two years after the date of option grant and more than one year after the purchase date of the shares, the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the option price, or (b) 15% of the fair market value of the shares on the first day of the offering period will be taxable as ordinary income, and any further gain will be treated as long-term capital gain. If the shares are disposed of before the expiration of the holding periods described above, the excess of the fair market value of the shares on the exercise date over the option price will be treated as ordinary income, and further gain or loss on such disposition will be capital gain or loss. Different rules may apply with respect to Purchase Plan participants subject to Section 16(b) of the Exchange Act. The Company is not entitled to a deduction for amounts taxable to a participant except to the extent of ordinary income taxable to a participant under disposition of shares prior to the expiration of the holding periods described above.

     THE FOREGOING IS ONLY A SUMMARY OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE PURCHASE PLAN TO PARTICIPANTS AND THE COMPANY AND DOES NOT PURPORT TO BE COMPLETE. REFERENCE SHOULD BE MADE TO APPLICABLE PROVISION OF THE CODE. IN ADDITION, THE SUMMARY DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT'S DEATH OR THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

VOTE REQUIRED AND RECOMMENDATION OF BOARD OF DIRECTORS

          The affirmative vote of a majority of the Votes Cast will be required under California law to approve the amendment to the Purchase Plan. For this purpose, the "Votes Cast" are defined under California law to be the share so the Company's Common Stock represented and "voting" at the Annual Meeting. In addition, the affirmative vote must constitute at least a majority of the required quorum, which quorum is a majority of the shares outstanding on the Record Date. Votes that are cast against the proposal will be counted for purposes of determining (i) the presence or absence of a quorum and (ii) the total number of Votes Cast with respect to the proposal. While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions in counting of votes with respect to a proposal such as the amendment of the Purchase Plan, the Company believes that abstention should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to the proposal. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to the proposal.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE AMENDMENT TO THE 1991 EMPLOYEE STOCK PURCHASE PLAN.

                                 PROPOSAL THREE

                          REINCORPORATION IN DELAWARE

INTRODUCTION

     For the reasons set forth below, the Board of Directors believes that it is in the best interests of the Company and its shareholders to change the state of incorporation of the Company from California to Delaware (the "Reincorporation Proposal" or the "Proposed Reincorporation"). SHAREHOLDERS ARE URGED TO READ CAREFULLY THIS SECTION OF THE PROXY STATEMENT, INCLUDING THE RELATED EXHIBITS REFERENCED BELOW AND ATTACHED HERETO, BEFORE VOTING ON THE REINCORPORATION PROPOSAL. Throughout this Proxy Statement, the term "Atmel California" or the "Company" refers to Atmel Corporation, the existing California corporation, and the term "Atmel Delaware" refers to the new Delaware corporation, a wholly owned subsidiary of Atmel California, which is the proposed successor to Atmel California in the Proposed Reincorporation.

     As discussed below, the principal reasons for the Proposed Reincorporation are the greater flexibility of Delaware corporate law and the substantial body of case law interpreting that law. The Company believes that its shareholders will benefit from the well established principles of corporate governance that Delaware law affords. The proposed Delaware Certificate of Incorporation and Bylaws are substantially similar to those currently in effect for Atmel California, with the exceptions that certain shareholders rights to call special meetings and to act by written consent will be eliminated, the Board of Directors will be divided into classes with staggered terms of office (if PROPOSAL FOUR -- Establishment of a Classified Board of Directors is approved), cumulative voting will be eliminated, and stockholder nominations for director proposals for business to be presented at stockholder meetings must meet certain advance notice requirements. The Reincorporation Proposal is not being proposed in order to prevent an unsolicited takeover attempt, and the Board of Directors is not aware of any present attempt by any person to acquire control of the Company, obtain representation on the Board of Directors or take any action that would materially affect the governance of the Company.

     The Reincorporation Proposal will be effected by merging Atmel California into Atmel Delaware (the "Merger"). Upon completion of the Merger, Atmel California as a corporate entity, will cease to exist and Atmel Delaware will continue to operate the business of the Company under its current name, Atmel Corporation.

     Pursuant to the Agreement and Plan of Merger, in substantially the form attached hereto as Appendix A (the "Merger Agreement"), each outstanding share of Atmel California Common Stock, no par value per share, will be automatically converted into one share of Atmel Delaware Common Stock, par value $0.001 per share, upon the effective date of the Merger. Each stock certificate representing issued and outstanding shares of Atmel California Common Stock will continue to represent the same number of shares of Common Stock of Atmel Delaware. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF ATMEL DELAWARE. However, shareholders may exchange their certificates if they so choose. The Common Stock of Atmel California is listed for trading on the Nasdaq National Market and, after the Merger, Atmel Delaware's Common Stock will continue to be traded on the Nasdaq National Market without interruption, under the same symbol ("ATML") as the shares of Atmel California Common Stock are currently traded.

     Under California law, the affirmative vote of a majority of the outstanding shares of Common Stock of Atmel California is required for approval of the Merger Agreement and the other terms of the Proposed Reincorporation. See "Vote Required for the Reincorporation Proposal." The Proposed Reincorporation has been unanimously approved by the Company's Board of Directors. If approved by the shareholders, it is anticipated that the merger will become effective as soon as practicable (the "Effective Date") following the Annual Meeting of Shareholders. However, pursuant to the Merger Agreement, the Merger may be abandoned or the Merger Agreement may be amended by the Board of Directors (except that the principal terms may not be amended without shareholder approval) either before or after shareholder approval has been obtained and prior to the Effective Date if, in the opinion of the Board of Directors of the Company, circumstances arise which make it inadvisable to proceed under the original terms of the Merger Agreement. Shareholders of Atmel California will have no appraisal rights with respect to the Merger.

     The discussion set forth below is qualified in its entirety by reference to the Merger Agreement, the Certificate of Incorporation of Atmel Delaware, the Bylaws of Atmel Delaware and the form of Restated Indemnification Agreements to be entered into by and between Atmel Delaware and each of its officers and directors, copies of which are attached hereto as Appendices A, B, C and D, respectively.

     APPROVAL BY SHAREHOLDERS OF THE PROPOSED REINCORPORATION WILL CONSTITUTE APPROVAL OF THE MERGER AGREEMENT, THE CERTIFICATE OF INCORPORATION, THE BYLAWS, AND THE RESTATED INDEMNIFICATION AGREEMENTS OF ATMEL DELAWARE AND ALL PROVISIONS THEREOF EXCEPT WITH RESPECT TO MORE MATTERS SET FORTH IN PROPOSALS FOUR AND FIVE TO BE SEPARATELY VOTED UPON BY THE SHAREHOLDERS.

VOTE REQUIRED FOR THE REINCORPORATION PROPOSAL

     Approval of the Reincorporation Proposal, which will also constitute approval of (i) the Merger Agreement, the Certificate of Incorporation and the Bylaws of Atmel Delaware (except those provisions regarding the adoption of a classified Board of Directors and the increase in the number of authorized shares which have been submitted for separate shareholder approval in Proposals Four and Five, respectively), (ii) the assumption of Atmel California's employee benefit plans and stock option and employee stock purchase plans by Atmel Delaware and (iii) restatements of the Company's indemnification agreements with its officers and directors to afford such persons indemnification by the Company to the full extent permitted by Delaware law, will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of Atmel California entitled to vote. In addition, the affirmative votes must constitute at least a majority of the required quorum, which quorum is a majority of the shares outstanding on the record date. Votes that are cast against the proposal will be counted for purposes of determining (a) the presence or absence of a quorum and (b) the total number of negative votes cast with respect to the proposal. While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions in the counting of votes with respect to a proposal such as the reincorporation in Delaware, the Company believes that abstentions should be counted for purposes of determining both (A) the presence or absence of a quorum for the transaction of business and (B) the total number of votes cast with respect to the proposal. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal. The Company further believes that broker non-votes should be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but should not be counted for purposes of determining the number of votes cast with respect to the proposal. In the absence of controlling precedent to the contrary, the Company intends to treat broker non-votes in this manner.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSED REINCORPORATION. THE EFFECT OF AN ABSTENTION OR A BROKER NON-VOTE IS THE SAME AS THAT OF A VOTE AGAINST THE REINCORPORATION PROPOSAL.

PRINCIPAL REASONS FOR THE PROPOSED REINCORPORATION

     As the Company plans for the future, the Board of Directors and management believe that it is essential to be able to draw upon well established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which the Company's governance decisions can be based, and the Company believes that shareholders will benefit from the responsiveness of Delaware corporate law to their needs and to those of the corporation they own.

     Prominence, Predictability and Flexibility of Delaware Law. For many years Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed corporate domicile to Delaware in a manner similar to that proposed by the Company. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.

     Increased Ability to Attract and Retain Qualified Directors. Both California and Delaware law permit a corporation to include a provision in its certificate of incorporation which reduces or limits the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. It is the Company's desire to reduce these risks to its directors and officers and to limit situations in which monetary damages can be recovered against directors so that the Company may continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved. The Company believes that, in general, Delaware law provides greater protection to directors than California law and that Delaware case law regarding a corporation's ability to limit director liability is more developed and provides more guidance than California law.

     California Proposition 211. In November 1996, Proposition 211 was rejected by the California electorate. Proposition 211 would have severely limited the ability of California companies to indemnify their directors and officers. While Proposition 211 was defeated, similar initiatives or legislation containing similar provisions may be proposed in California in the future. As a result, the Company believes that the more favorable corporate environment afforded by Delaware will enable it to compete more effectively with other public companies in attracting new directors.

     Well Established Principles of Corporate Governance. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by a corporation and as to the conduct of the Board of Directors such as under the business judgment rule and other standards. The Company believes that its shareholders will benefit from the well established principles of corporate governance that Delaware law affords.

NO CHANGE IN THE NAME, BOARD MEMBERS, BUSINESS, MANAGEMENT, EMPLOYEE BENEFIT PLANS OR LOCATION OF PRINCIPAL FACILITIES OF THE COMPANY

     The Reincorporation Proposal will effect only a change in the legal domicile of the Company and certain other changes of a legal nature which are described in this Proxy Statement. The Proposed Reincorporation will NOT result in any change in the name, business, management, fiscal year, assets or liabilities or location of the principal facilities of the Company. The five (5) directors who will be elected at the Annual Meeting of Shareholders will become the directors of Atmel Delaware. All employee benefit, stock option and employee stock purchase plans of Atmel California will be assumed and continued by Atmel Delaware, and each option or right issued pursuant to such plans will automatically be converted into an option or right to purchase the same number of shares of Atmel Delaware Common Stock, at the same price per share, upon the same terms, and subject to the same conditions. Shareholders should note that approval of the Reincorporation Proposal will also constitute approval of the assumption of these plans by Atmel Delaware. Other employee benefit arrangements of Atmel California will also be continued by Atmel Delaware upon the terms and subject to the conditions currently in effect. As noted above, after the merger the shares of Common Stock of Atmel Delaware will continue to be traded, without interruption, in the same principal market (the Nasdaq Stock Market) and under the same symbol ("ATML") as the shares of Common Stock of Atmel California are currently traded. The Company believes that the Proposed Reincorporation will not affect any of its material contracts with any third parties and that Atmel California's rights and obligations under such material contractual arrangements will continue and be assumed by Atmel Delaware.

ANTITAKEOVER IMPLICATIONS

     Delaware, like many other states, permits a corporation to adopt a number of measures designed to reduce a corporation's vulnerability to unsolicited takeover attempts through amendment of the corporate charter or bylaws or otherwise. The Reincorporation Proposal is NOT being proposed in order to prevent such a change in control and the Board of Directors is not aware of any present attempt to acquire control of the Company or to obtain representation on the Board of Directors.

     In the discharge of its fiduciary obligations to its shareholders, the Board of Directors has evaluated the Company's vulnerability to potential unsolicited bidders. In the course of such evaluation, the Board of Directors of the Company has considered or may consider in the future certain defensive strategies designed to enhance the Board's ability to negotiate with an unsolicited bidder. These strategies include, but are not limited to, the adoption of a shareholder rights plan, the establishment of a staggered board of directors, and the authorization of preferred stock, the rights and preferences of which may be determined by the Board of Directors. Other than the establishment of a staggered board, each of these measures has been implemented by Atmel California under California law and will be assumed or a corresponding arrangement has been provided for by Atmel Delaware under Delaware law. For a detailed discussion of all of the changes which will be implemented as part of the Proposed Reincorporation, see "The Charters and Bylaws of Atmel California and Atmel Delaware" and "Significant Differences Between the Corporation Laws of California and Delaware -- Indemnification and Limitation of Liability" below.

     Certain effects of the Reincorporation Proposal may be considered to have antitakeover implications. Section 203 of the Delaware General Corporation Law, from which Atmel Delaware does not intend to opt out, restricts certain "business combinations" with "interested stockholders" for three years following the date that a person becomes an interested stockholder, unless the Board of Directors approves the business combination. See "Significant Differences Between the Corporation Laws of California and Delaware -- Stockholder Approval of Certain Business Combinations."

     The Board of Directors believes that unsolicited takeover attempts may be unfair or disadvantageous to the Company and its shareholders because, among other reasons: (i) a non-negotiated takeover bid may be timed to take advantage of temporarily depressed stock prices; (ii) a non-negotiated takeover bid may be designed to foreclose or minimize the possibility of more favorable competing bids or alternative transactions; (iii) a non-negotiated takeover bid may involve the acquisition of only a controlling interest in the corporation's stock, without affording all shareholders the opportunity to receive the same economic benefits; and (iv) certain of the Company's contractual arrangements provide that they may not be assigned pursuant to a transaction which results in a "change of control" of the Company without the prior written consent of the licensor or other contracting party.

     By contrast, in a transaction in which a potential acquiror must negotiate with an independent board of directors, the board can and should take account of the underlying and long-term values of the Company's business, technology and other assets, the possibilities for alternative transactions on more favorable terms, possible advantages from a tax-free reorganization, anticipated favorable developments in the Company's business not yet reflected in the stock price and equality of treatment of all shareholders.

     Despite the belief of the Board of Directors as to the benefits to shareholders of the Reincorporation Proposal, it may be disadvantageous to the extent that it has the effect of discouraging a future takeover attempt which is not approved by the Board of Directors, but which a majority of the shareholders may deem to be in their best interests or in which shareholders may receive a substantial premium for their shares over the then current market value or over their cost basis in such shares. As a result of such effects of the Reincorporation Proposal, shareholders who might wish to participate in an unsolicited tender offer may not have an opportunity to do so. In addition, to the extent that provisions of Delaware law enable the Board of Directors to resist a takeover or a change in control of the Company, such provisions could make it more difficult to change the existing Board of Directors and management.

THE CHARTERS AND BYLAWS OF ATMEL CALIFORNIA AND ATMEL DELAWARE

     The provisions of the Atmel Delaware Certificate of Incorporation and Bylaws are similar to those of the Atmel California Articles of Incorporation and By-laws in many respects. However, the Reincorporation Proposal includes the implementation of certain provisions in the Atmel Delaware Certificate of Incorporation and Bylaws which alter the rights of shareholders and the powers of management. These provisions have antitakeover implications as described in this Proxy Statement. Approval by shareholders of the Proposed Reincorporation will constitute an approval of the inclusion in the Atmel Delaware Certificate of Incorporation and Bylaws of each of the provisions described below. However, while the Company has no present intention to do so, Atmel Delaware could in the future implement certain other changes by amendment of its Certificate of Incorporation or Bylaws. For a discussion of such changes, see "Significant Differences Between the Corporation Laws of California and Delaware." This discussion of the Certificate of Incorporation and Bylaws of Atmel Delaware is qualified by reference to Appendices B and C hereto, respectively.

     The Articles of Incorporation of Atmel California currently authorize the Company to issue up to 240,000,000 shares of Common Stock, and 5,000,000 shares of Preferred Stock. The Certificate of Incorporation of Atmel Delaware provides that it will have 500,000,000 authorized shares of Common Stock, par value $0.001 per share, and 5,000,000 shares of Preferred Stock, par value $0.001 per share. Like Atmel California's Articles of Incorporation, Atmel Delaware's Certificate of Incorporation provides that the Board of Directors is entitled to determine the powers, preferences and rights, and the qualifications, limitations or restrictions, of the authorized and unissued Preferred Stock. In this connection Atmel California has a Shareholder Rights Plan pursuant to which each share of Common Stock of Atmel California also represents a right to purchase 1/1000th of a share of Series A Preferred Stock of Atmel California, 240,000 shares of which have been designated and authorized for issuance. Atmel Delaware will assume the Shareholder Rights Plan and thus will also have 500,000 shares of Series A Preferred Stock authorized for issuance pursuant to the exercise of such rights. See "Significant Differences Between the Corporation Laws of California and Delaware -- Shareholder Rights Plan" for more information regarding the Shareholder Rights Plan. Although it has no present intention of doing so, the Board of Directors, without stockholder approval, could authorize the issuance of additional Preferred Stock in the future upon terms which could have the effect of delaying or preventing a change in control of the Company or modifying the rights of holders of the Company's Common Stock under either California or Delaware law. The Board of Directors could also utilize such shares for further financings, possible acquisitions and other uses.

     Monetary Liability of Directors. The Articles of Incorporation of Atmel California and the Certificate of Incorporation of Atmel Delaware both provide for the elimination of personal monetary liability of directors to the fullest extent permissible under the law of the respective states. The provision eliminating monetary liability of directors set forth in the Atmel Delaware Certificate of Incorporation is potentially more expansive than the corresponding provision in the Atmel California Articles of Incorporation, in that the former incorporates future amendments to Delaware law with respect to the elimination of such liability. Atmel Delaware proposes to enter into new indemnification agreements with all directors after the Proposed Reincorporation. For a more detailed explanation of the foregoing, see "Significant Differences Between the Corporation Laws of California and Delaware -- Indemnification and Limitation of Liability."

     Size of Board of Directors. The Bylaws of Atmel Delaware provide for a Board of Directors consisting of five (5) members, until changed by a duly adopted amendment to the Bylaws. The Bylaws of Atmel California provide for a Board of Directors consisting of not less than four (4) nor more than seven (7) directors, within which the exact number is set at five (5) members. Under California law, although changes in the number of directors, in general, must be approved by a majority of the outstanding shares, the Board of Directors may fix the exact number of directors within a stated range set forth in the articles of incorporation or bylaws, if the stated ranges have been approved by the shareholders. Delaware law permits the board of directors acting alone, to change the authorized number of directors by amendment to the bylaws, unless the directors are not authorized to amend the bylaws or the number of directors is fixed in the certificate of incorporation (in which case a change in the number of directors may be made only by amendment to the certificate of incorporation following approval of such change by stockholders). The Atmel Delaware Certificate of Incorporation provides that the number of directors will be as specified in the Bylaws and authorizes the Board of Directors to adopt, alter, amend or repeal the Bylaws. Following the Proposed Reincorporation, the Board of Directors of Atmel Delaware could amend the Bylaws to change the size of the Board of Directors from five directors without further stockholder approval. If the Reincorporation Proposal is approved, the five directors of Atmel California who are elected at the Annual Meeting of Shareholders will continue as the five directors of Atmel Delaware after the Proposed Reincorporation is consummated and until their successors have been duly elected and qualified.

     Cumulative Voting for Directors. Under California law, if any shareholder has given notice of an intention to cumulate votes for the election of directors, any other shareholder of the corporation is also entitled to cumulate his or her votes at such election. Cumulative voting provides that each share of stock normally having one vote is entitled to a number of votes equal to the number of directors to be elected. A shareholder may then cast all such votes for a single candidate or may allocate them among as many candidates as the shareholder may choose. In the absence of cumulative voting, the holders of the majority of the shares present or represented at a meeting in which directors are to be elected would have the power to elect all the directors to be elected at such meeting, and no person could be elected without the support of holders of the majority of shares present or represented at such meeting. Elimination of cumulative voting could make it more difficult for a minority shareholder adverse to a majority of the shareholders to obtain representation on the Company's Board of Directors. California corporations whose stock is listed on a national stock exchange or those whose stock is held by 800 shareholders of record and included in the Nasdaq National Market (a "Listed Company") can also eliminate cumulative voting with shareholder approval. The Company qualifies as a Listed Company but has not sought shareholder approval to eliminate cumulative voting. Under Delaware law, cumulative voting in the election of directors is not mandatory, but is a permitted option. The Atmel Delaware Certificate of Incorporation does not provide for cumulative voting rights.

     Power to Call Special Shareholders' Meetings. Under California law and Atmel California's By-laws, a special meeting of shareholders may be called by the Board of Directors, the Chairman of the Board, the President, the holders of shares entitled to cast not less than 10% of the votes at such meeting and such additional persons as are authorized by the Articles of Incorporation or the By-laws. Under Delaware law, a special meeting of stockholders may be called by the board of directors or any other person authorized to do so in the certificate of incorporation or the bylaws. The Bylaws of Atmel Delaware authorize the Board of Directors, the Chairman of the Board or the President to call a special meeting of stockholders. Therefore, holders of 10% or more of the voting shares of the Company will no longer be able to call a special meeting of stockholders. The Company believes this change is warranted as a prudent corporate governance measure to prevent an inappropriately small number of stockholders from prematurely forcing stockholder consideration of a proposal over the opposition of the Board of Directors by calling a special stockholders' meeting before (i) the time that the Board believes such consideration to be appropriate or (ii) the next annual meeting (provided that the holders meet the notice requirements for consideration of a proposal). Such special meetings would involve substantial expense and diversion of board and management time which the Company believes to be inappropriate for an enterprise the size of the Company. Aside from the foregoing, no other change is contemplated in the procedures to call a special stockholders' meeting, although the Board of Directors could amend the Bylaws of Atmel Delaware without stockholder approval.

     Filling Vacancies on the Board of Directors. Under California law, any vacancy on the Board of Directors other than one created by removal of a director may be filled by the Board. If the number of directors is less than a quorum, a vacancy may be filled by the unanimous written consent of the directors then in office, by the affirmative vote of a majority of the directors at a meeting held pursuant to notice or waivers of notice or by a sole remaining director. A vacancy created by removal of a director may be filled by the Board only if so authorized by a Corporation's Articles of Incorporation or by a By-law approved by the corporation's shareholders. Atmel California's Articles of Incorporation and By-laws do not permit directors to fill vacancies created by removal of a director. Under Delaware law, vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum) or by a sole remaining director, unless otherwise provided in the Certificate of Incorporation or Bylaws (or unless the Certificate of Incorporation directs that a particular class of stock is to elect such director(s), in which case a majority of the directors elected by such class, or a sole remaining director so elected, shall fill such vacancy or newly created directorship). The Bylaws of Atmel Delaware provide, consistent with the By-laws of Atmel California, that any vacancy created by the removal of a director by the stockholders of Atmel Delaware may be filled only by the stockholders. A vacancy created by any reason other than removal, however, may be filled by the directors, and the person so elected to fill the vacancy shall hold office until the next succeeding annual meeting of stockholders at which the class to which the director belongs is to be elected. Following the Proposed Reincorporation, the Board of Directors of Atmel Delaware could, although it has no current intention to do so, amend the Bylaws to provide that directors may fill any vacancy created by removal of directors by the stockholders.

     Nominations of Director Candidates and Introduction of Business at Shareholder Meetings. The Bylaws of Atmel Delaware establish an advance notice procedure with regard to the nomination, other than by or at the direction of the Board or Directors, of candidates for election as directors (the "Nomination Procedure") and with regard to certain matters to be brought before an annual meeting or special meeting of shareholders (the "Business Procedure").

     The Nomination Procedure provides that only persons nominated by or at the direction of the Board of Directors or by a shareholder who has given timely written notice to the Secretary of the Company prior to the meeting will be eligible for election as directors. The Business Procedure provides that at an annual or special meeting, and subject to any other applicable requirements, only such business may be conducted as has been brought before the meeting by or at the direction of the Board of Directors or by a shareholder who has given timely written notice to the Secretary of the Company of such shareholder's intention to bring such business before the meeting. In all cases, to be timely, notice must be received by the Company not fewer than 120 days prior to the meeting.

     Under the Nomination Procedure, a shareholder's notice to the Company must contain certain information about the nominee, including name, address, the consent to be nominated and such other information as would be required to be included in a proxy statement soliciting proxies for the election of the proposed nominee, and certain information about the shareholder proposing to nominate that person, including name, address, a representation that the shareholder is a holder of record of stock entitled to vote at the meeting and a description of all arrangements or understandings between the shareholder and each nominee. Under the Business Procedure, notice relating to the conduct of business at a meeting other than the nomination of directors must contain certain information about the business and about the shareholder who proposes to bring the business before the meeting. If the chairman or other officer presiding at the meeting determines that a person was not nominated in accordance with the Nomination Procedure, such person will not be eligible for election as a director, or if he or she determines that other business was not properly brought before such meeting in accordance with the Business Procedure, such business will not be conducted at such meeting. Nothing in the Nomination Procedure or the Business Procedure will preclude discussion by any shareholder of any nomination or business properly made or brought before an annual or special meeting in accordance with the above-described procedures.

     By requiring advance notice of nominations by shareholders, the Nomination Procedure affords the Board of Directors an opportunity to consider the qualifications of the proposed nominees and, to the extent deemed necessary or desirable by the Board, to inform the shareholders about such qualifications. By requiring advance notice of proposed business, the Business Procedure provides the Board with an opportunity to inform shareholders of any business proposed to be conducted at a meeting and the Board's position on any such proposal, enabling shareholders to better determine whether they desire to attend the meeting or grant a proxy to the Board of Directors as to the disposition of such business. Although the Atmel Delaware Bylaws do not give the Board any power to approve or disapprove shareholder nominations for the election of directors or any other business desired by shareholders to be conducted at a meeting, the Atmel Delaware Bylaws may have the effect of precluding a nomination for the election of directors or of precluding any other business at a particular meeting if the proper procedures are not followed. In addition, the procedures may discourage or deter a third party from conducting a solicitation of proxies to elect its own slate of directors or otherwise attempting to obtain control of the Company, even if the conduct of such business or such attempt might be deemed to be beneficial to the Company and its shareholders.

     Loans to Officers and Employees. Under California law, any loan or guaranty to or for the benefit of a director or officer of the corporation or its parent requires approval of the shareholders unless such loan or guaranty is provided under a plan approved by shareholders owning a majority of the outstanding shares of the corporation. However, under California law, shareholders of any corporation with 100 or more shareholders of record, such as the Company, may approve a bylaw authorizing the board of directors alone to approve loans or guaranties to or on behalf of officers (whether or not such officers are directors) if the board determines that any such loan or guaranty may reasonably be expected to benefit the corporation. Pursuant to the Atmel Delaware Bylaws and in accordance with Delaware law, Atmel Delaware may make loans to, guarantee the obligations of or otherwise assist its officers or other employees and those of its subsidiaries (including directors who are also officers or employees) when such action, in the judgment of the directors, may reasonably be expected to benefit the corporation.

     Voting by Ballot. California law provides that the election of directors may proceed in the manner described in a corporation's bylaws. Atmel California's Bylaws provide that the election of directors at a shareholders' meeting may be by voice vote or ballot, unless prior to such vote a shareholder demands a vote by ballot, in which case such vote must be by ballot. Under Delaware law, the right to vote by written ballot may be restricted is so provided in the Certificate of Incorporation. The Bylaws of Atmel Delaware do not address election by ballot, but the Certificate of Incorporation of Atmel Delaware, consistent with Atmel California's Bylaws, provides that is a stockholder specifically demands election of directors by ballot (or if the Bylaws provide that elections shall be by ballot) then elections shall be held by ballot. Stockholders of Atmel Delaware may therefore continue to demand election by ballot, unless and until the Certificate of Incorporation is amended, which amendment would require a majority stockholder vote. It may be more difficult for a stockholder to contest the outcome of a vote that has not been conducted by written ballot.

     Classified Board. After the Proposed Reincorporation, the Board of Directors proposes to establish a classified Board of Directors for Atmel Delaware. See PROPOSAL FOUR -- Establishment of a Classified Board of Directors for a full explanation of the proposed changes.

     Action by Written Consent of the Shareholders. Any action by the stockholders must be taken at a duly called annual or special meeting, according to the Bylaws of Atmel Delaware. Thus, although the Bylaws of Atmel California allow shareholder action by written consent, such action by written consent will no longer be authorized after the Proposed Reincorporation.

     Removal of Directors. The Bylaws of Atmel Delaware permit a director to be removed solely for cause by a majority of the outstanding shares then entitled to vote in an election of directors; provided, however, that, so long as stockholders are entitled to cumulative voting, no individual director may be removed (unless the entire board is removed) if the number of votes cast against such removal would be sufficient to elect the director if then cumulatively voted at an election of the class of directors of which the director is a part. California law permits the removal of directors, with or without cause, by a majority of the outstanding shares then entitled to vote; provided, however, that no individual director may be removed (unless the entire board is removed) if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting. Under Delaware law, a director of a corporation with a classified board of directors may be removed only for cause, unless the Certificate of Incorporation otherwise provides. Thus, because Atmel Delaware will have a classified board and because its Certificate of Incorporation does not alter the applicability of Delaware law, stockholders after the Proposed Reincorporation will no longer be able to remove directors without cause, although removal will still be subject to approval by more votes than sufficient to elect a director under cumulative voting.

SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF CALIFORNIA AND DELAWARE

     The following provides a summary of the major substantive differences between the Corporation Laws of California and Delaware. It is not an exhaustive description of all differences between the two states' laws.

     STOCKHOLDER APPROVAL OF CERTAIN BUSINESS COMBINATIONS

     DELAWARE. Under Section 203 of the Delaware General Corporation Law, a Delaware corporation is prohibited from engaging in a "business combination" with an "interested stockholder" for three years following the date that such person or entity becomes an interested stockholder. With certain exceptions, an interested stockholder is a person or entity who or which owns, individually or with or through certain other persons or entities, fifteen percent (15%) or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only). The three-year moratorium imposed by
Section 203 on business combinations of Section 203 does not apply if (i) prior to the date on which such stockholder becomes an interested stockholder the Board of Directors of the subject corporation approves either the business combination or the transaction that resulted in the person or entity becoming an interested stockholder; (ii) upon consummation of the transaction that made him or her an interested stockholder, the interested stockholder owns at least eighty-five percent (85%) of the corporation's voting stock outstanding at the time the transaction commenced (excluding from the 85% calculation shares owned by directors who are also officers of the subject corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer); or (iii) on or after the date such person or entity becomes an interested stockholder, the Board approves the business combination and it is also approved at a stockholder meeting by sixty-six and two-thirds percent (66 2/3%) of the outstanding voting stock not owned by the interested stockholder. Although a Delaware corporation to which Section 203 applies may elect not to be governed by Section 203, the Board of Directors of the Company intends that the Company be governed by
Section 203. The Company believes that most Delaware corporations have availed themselves of this statute and have not opted out of Section 203.

     The Company believes that Section 203 will encourage any potential acquiror to negotiate with the Company's Board of Directors. Section 203 also might have the effect of limiting the ability of a potential acquiror to make a two-tiered bid for Atmel Delaware in which all stockholders would not be treated equally. Shareholders should note, however, that the application of Section 203 to Atmel Delaware will confer upon the Board the power to reject a proposed business combination in certain circumstances, even though a potential acquiror may be offering a substantial premium for Atmel Delaware's shares over the then-current market price. Section 203 would also discourage certain potential acquirors unwilling to comply with its provisions.

     CALIFORNIA. California law requires that holders of common stock receive common stock in a merger of the corporation with the holder of more than fifty percent (50%) but less than ninety percent (90%) of the target's common stock or its affiliate unless all of the target company's share holders consent to the transaction. This provision of California law may have the effect of making a "cash-out" merger by a majority shareholder more difficult to accomplish. Although Delaware law does not parallel California law in this respect, under some circumstances Section 203 does provide similar protection to shareholders against coercive two-tiered bids for a corporation in which the stockholders are not treated equally.

     SHAREHOLDER RIGHTS PLAN

     In September 1998, the Board of Directors of Atmel California adopted a Preferred Shares Rights Agreement (the "Rights Plan"). Pursuant to the Rights Plan, Atmel California declared a dividend of one Preferred Share Purchase Right (a "Right") for each outstanding share of Common Stock as of the September 16, 1998 record date and each share of Common Stock issued thereafter. Initially, each Right entitles holders of Common Stock to purchase from Atmel California 1/1000th share of the Company's Series A Preferred Stock at an exercise price of $75.00, subject to adjustment. Each 1/1000th share of the

Company's Series A Preferred Stock has economic attributes and voting rights equivalent to those of one share of the Company's Common Stock. The Rights are not exercisable until the occurrence of specified events.

     The Rights will become exercisable only if a person or group acquires 20% or more of the Company's Common Stock or announces a tender offer or exchange offer which would result in its ownership of 20% or more of the Common Stock ("Triggering Event"). Fifteen days after such acquisition or offer, each Right becomes exercisable at the Right's then current exercise price, for shares of Series A Preferred Stock of the Company (or, in certain circumstances as determined by the Board of Directors, a combination of cash, property, or securities). Alternatively, if the Company is involved in a merger or other business combination transaction with another person, following a Triggering Event, each Right becomes exercisable, at the Right's then current exercise price, for shares of Common Stock of such other person having a value of twice the Right's exercise price. The Rights are redeemable up to fifteen days following the announcement of such acquisition or offer, subject to extension by the Board of Directors, at a price of $.001 per Right. The Rights Plan expires in September 4, 2008 unless the Rights are earlier redeemed or exchanged by the Company. The Rights Plan is intended to protect the shareholders in the event of an unsolicited offer to acquire, or the acquisition of, 20% or more of the Common Stock of Atmel California. The Rights are not intended to prevent a takeover of the Company and will not interfere with any tender offer or business combination approved by the Board of Directors. The Rights encourage persons seeking control of the Company to initiate such an acquisition or offer to acquire through arm's-length negotiations with the Board of Directors.

     The Rights Plan will be assumed by Atmel Delaware pursuant to the terms of the Merger Agreement. In the past, Delaware courts have upheld the validity of plans such as the Rights Plan. To date, the California courts have not considered the validity of such a plan. Given the lack of legal precedent with respect to the validity of plans such as the Rights Plan under California law, there may be more uncertainty as to the Rights Plan's validity under California law.

     CLASSIFIED BOARD OF DIRECTORS

     A classified board is one on which a certain number, but not all, of the directors are elected on a rotating basis each year. This method of electing directors make changes in the composition of the board of directors more difficult, and thus a potential change in control of a corporation a lengthier and more difficult process.

     DELAWARE. Delaware law permits, but does not require, a classified Board of Directors, pursuant to which the directors can be divided into as many as three classes with staggered terms of office, with only one class of directors standing for election each year. After reincorporation in Delaware, the Board of Directors proposes to establish a classified Board, dividing the directors into three equal classes. The directors of each class will serve three-year terms and the term of one class will expire each year after the board is fully implemented. See PROPOSAL FOUR -- Establishment of a Classified Board of Directors for a full explanation of the proposed changes.

     CALIFORNIA. Under California law, a Company whose shares are listed on a national exchange may also provide for a classified board of directors by adopting amendments to its articles of incorporation or bylaws. Which amendments must be approved by the shareholders. Although Atmel California qualifies to adopt a classified board of directors, the Atmel California Articles of Incorporation and Bylaws do not currently provide for a classified board.

     REMOVAL OF DIRECTORS

     DELAWARE. Under Delaware law, any director or the entire Board of Directors of a corporation that does not have a classified Board of Directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote at an election of directors. In the case of a Delaware corporation having cumulative voting, if less than the entire board is to be removed, a director may not be removed without cause if the number of shares voted against such removal would be sufficient to elect the director under cumulative voting.

     CALIFORNIA. Under California law, any director or the entire board of directors may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote; however, no individual director may be removed (unless the entire Board is removed) if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting.

     Atmel California's Articles of Incorporation and Bylaws do not provide for a classified board of directors but do provide for cumulative voting. The Atmel Delaware Certificate of Incorporation and Bylaws will provide for a classified Board but will not provide for cumulative voting.

     INDEMNIFICATION AND LIMITATION OF LIABILITY

     California and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit, with certain exceptions, a corporation to adopt charter provisions eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty. There are nonetheless certain differences between the laws of the two states respecting indemnification and limitation of liability which are summarized below.

     DELAWARE. The Atmel Delaware Certificate of Incorporation would eliminate the liability of directors to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permissible under Delaware law, as such law exists currently and as it may be amended in the future. Under Delaware law, such provision may not eliminate or limit director monetary liability for: (a) breaches of the director's duty of loyalty to the corporation or its stockholders; (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (d) transactions in which the director received an improper personal benefit. Such limitation of liability provisions also may not limit a director's liability for violation of, or otherwise relieve the Company or its directors from the necessity of complying with federal or state securities laws, or affect the availability of nonmonetary remedies such as injunctive relief or rescission.

     CALIFORNIA. The Atmel California Articles of Incorporation eliminate the liability of directors to the corporation to the fullest extent permissible under California law. California law does not permit the elimination of monetary liability where such liability is based on: (a) intentional misconduct or knowing and culpable violation of law; (b) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders or that involve the absence of good faith on the part of the director; (c) receipt of an improper personal benefit; (d) acts or omissions that show reckless disregard for the director's duty to the corporation or its shareholders, where the director in the ordinary course of performing a director's duties should be aware of a risk of serious injury to the corporation or its shareholders; (e) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation and its shareholders; (f) transactions between the corporation and a director who has a material financial interest in such transaction; and (g) liability for improper distributions, loans or guarantees.

     INDEMNIFICATION COMPARED AND CONTRASTED. California law requires indemnification when the individual has defended successfully the action on the merits while Delaware law requires indemnification whether there has been a successful or unsuccessful defense on the merits or otherwise. Delaware law generally permits indemnification of expenses, including attorneys' fees, actually and reasonably incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a majority vote of a disinterested quorum of the directors, by independent legal counsel or by a majority vote of a quorum of the stockholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation. Delaware law requires indemnification of expenses when the individual being indemnified has successfully defended any action, claim, issue, or matter therein, on the merits or otherwise.

     Expenses incurred by an officer or director in defending an action may be paid in advance, under Delaware law and California law, if such director or officer undertakes to repay such amounts if it is ultimately determined that he or she is not entitled to indemnification. In addition, the laws of both states authorize a corporation's purchase of indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.

     California law permits a California corporation to provide rights to indemnification beyond those provided therein to the extent such additional indemnification is authorized in the corporation's Articles of Incorporation. Thus, if so authorized, rights to indemnification may be provided pursuant to agreements or by-law provisions which make mandatory the permissive indemnification provided by California law. Atmel California's Articles of Incorporation permit indemnification beyond that expressly mandated by California law and limit director monetary liability to the extent permitted by California law.

     Delaware law also permits a Delaware corporation to provide indemnification in excess of that provided by statute. By contrast to California law, Delaware law does not require authorizing provisions in the certificate of incorporation and does not contain express prohibitions on indemnification in certain circumstances. Limitations on indemnification may be imposed by a court, however, based on principles of public policy.

     INDEMNIFICATION AGREEMENTS. A provision of Delaware law states that indemnification provided by statute shall not be deemed exclusive of any other right under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise. Under Delaware law, therefore, the indemnification agreement entered into by Atmel California with its officers and directors may be assumed by Atmel Delaware upon completion of the Proposed Reincorporation. If the Proposed Reincorporation is approved, the indemnification agreements will be amended to the extent necessary to conform the agreements to Delaware law and to provide for indemnification of officers and directors and advancement of expenses to the maximum extent permitted by Delaware law, and a vote in favor of the Proposed Reincorporation is also approval of such amendments to the indemnification agreements. Among other things, the indemnification agreements will be amended to include within their purview future changes in Delaware law that expand the permissible scope of indemnification of directors and officers of Delaware corporations.

     INSPECTION OF SHAREHOLDER LIST

     Both California and Delaware law allow any shareholder to inspect the shareholder list for a purpose reasonably related to such person's interest as a shareholder. California law provides, in addition, for an absolute right to inspect and copy the corporation's shareholder list by persons holding an aggregate of five percent (5%) or more of the corporation's voting shares, or shareholders holding an aggregate of one percent (1%) or more of such shares who have contested the election of directors. Delaware law also provides for inspection rights as to a list of stockholders entitled to vote at a meeting within a ten day period preceding a stockholders' meeting for any purpose germane to the meeting. However, Delaware law contains no provisions comparable to the absolute right of inspection provided by California law to certain shareholders.

     DIVIDENDS AND REPURCHASES OF SHARES

     California law dispenses with the concepts of par value of shares as well as statutory definitions of capital, surplus and the like. The concepts of par value, capital and surplus exist under Delaware law.

     DELAWARE. Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

     CALIFORNIA. Under California law, a corporation may not make any distribution to its shareholders unless either: (i) the corporation's retained earnings immediately prior to the proposed distribution equal or exceed the amount of the proposed distribution; or (ii) immediately after giving effect to such distribution, the corporation's assets (exclusive of goodwill, capitalized research and development expenses and deferred charges) would be at least equal to 1 1/4 times its liabilities (not including deferred taxes, deferred income and other deferred credits), and the corporation's current assets would be at least equal to its current liabilities (or 1 1/4 times its current liabilities if the average pre-tax and pre-interest expense earnings for the preceding two fiscal years were less than the average interest expense for such years). Such tests are applied to California corporations on a consolidated basis.

     SHAREHOLDER VOTING

     Both California and Delaware law generally require that a majority of the shareholders of both acquiring and target corporations approve statutory mergers.

     DELAWARE. Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the merger agreement does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger and; (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed twenty percent (20%) of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

     CALIFORNIA. California law contains a similar exception to its voting requirements for reorganizations where shareholders or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than 83.3% (or five-sixths) of the voting power of the surviving or acquiring corporation or its parent entity.

     APPRAISAL RIGHTS

     Under both California and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights pursuant to which such shareholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction.

     DELAWARE. Under Delaware law, such fair market value is determined exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, and such appraisal rights are not available: (a) with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation; (b) with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such stockholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares of such corporations; or (c) to stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger under Delaware law.

     CALIFORNIA. The limitations on the availability of appraisal rights under California law are different from those under Delaware law. Shareholders of a California corporation whose shares are listed on a national securities exchange generally do not have such appraisal rights unless the holders of at least five percent (5%) of the class of outstanding shares claim the right or the corporation or any law restricts the transfer of such shares. Appraisal rights are also unavailable if the shareholders of a corporation or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than 83.3% (or five-sixths) of the voting power of the surviving or acquiring corporation or its parent entity. California law generally affords appraisal rights in sale of asset reorganizations.

     DISSOLUTION

     Under California law, shareholders holding fifty percent (50%) or more of the total voting power may authorize a corporation's dissolution, with or without the approval of the corporation's Board of Directors, and this right may not be modified by the articles of incorporation. Under Delaware law, unless the Board of Directors approves the proposal to dissolve, the dissolution must be unanimously approved by all the stockholders entitled to vote thereon. Only if the dissolution is initially approved by the Board of Directors may the dissolution be approved by a simple majority of the outstanding shares of the corporation's stock entitled to vote. In the event of such a board-initiated dissolution, Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority (greater than a simple majority) voting requirement in connection with dissolutions. Atmel Delaware's Certificate of Incorporation contains no such supermajority voting requirement.

     INTERESTED DIRECTOR TRANSACTIONS

     Under both California and Delaware law, certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable because of such interest, provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain minor exceptions, the conditions are similar under California and Delaware law.

     SHAREHOLDER DERIVATIVE SUITS

     California law provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction in question, provided that certain tests are met. Under Delaware law, a stockholder may bring a derivative action on behalf of the corporation only if the stockholder was a stockholder of the corporation at the time of the transaction in question or if his or her stock thereafter devolved upon him or her by operation of law. California law also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond. Delaware does not have a similar bonding requirement.

APPLICATION OF THE GENERAL CORPORATION LAW OF CALIFORNIA TO DELAWARE
CORPORATIONS

     Under Section 2115 of the California General Corporation Law, certain foreign corporations (i.e., corporations not organized under California law) which have significant contacts with California are subject to a number of key provisions of the California General Corporation Law. However, an exemption from
Section 2115 is provided for corporations whose shares are listed on a major national securities exchange or are traded in the Nasdaq National Market and which have 800 or more shareholders as of the record date of its most recent annual meeting of shareholders. Following the Proposed Reincorporation, the Common Stock of Atmel Delaware will continue to be traded on the Nasdaq National Market and is anticipated to be owned by more than 800 holders and, accordingly, it is expected that Atmel Delaware will be exempt from Section 2115.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following is a discussion of certain federal income tax considerations that may be relevant to holders of Atmel California Common Stock who receive Atmel Delaware Common Stock in exchange for their Atmel California Common Stock as a result of the Proposed Reincorporation. The discussion does not address all of the tax consequences of the Proposed Reincorporation that may be relevant to particular Atmel California shareholders, such as dealers in securities, or those Atmel California shareholders who acquired their shares upon the exercise of stock options, nor does it address the tax consequences to holders of options or warrants to acquire Atmel California Common Stock. Furthermore, no foreign, state, or local tax considerations are addressed herein. IN VIEW OF THE VARYING NATURE OF SUCH TAX CONSEQUENCES, EACH SHAREHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE PROPOSED REINCORPORATION, INCLUDING THE APPLICABILITY OF FEDERAL, STATE, LOCAL OR FOREIGN TAX LAWS.

     Subject to the limitations, qualifications and exceptions described herein, and assuming the Proposed Reincorporation qualifies as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), the following tax consequences generally should result:

          (a) No gain or loss should be recognized by holders of Atmel California Common Stock upon receipt of Atmel Delaware Common Stock pursuant to the Proposed Reincorporation;

          (b) The aggregate tax basis of the Atmel Delaware Common Stock received by each shareholder in the Proposed Reincorporation should be equal to the aggregate tax basis of the Atmel California Common Stock surrendered in exchange therefor; and

          (c) The holding period of the Atmel Delaware Common Stock received by each shareholder of Atmel California should include the period for which such shareholder held the Atmel California Common Stock surrendered in exchange therefor, provided that such Atmel California Common Stock was held by the shareholder as a capital asset at the time of the Proposed Reincorporation.

     The Company has not requested a ruling from the Internal Revenue Service (the "IRS") with respect to the federal income tax consequences of the Proposed Reincorporation under the Code. The Company will, however, receive an opinion from legal counsel substantially to the effect that the Proposed Reincorporation will qualify as a reorganization within the meaning of Section 368(a) of the Code (the "Tax Opinion"). The Tax Opinion will neither bind the IRS nor preclude it from asserting a contrary position. In addition, the Tax Opinion will be subject to certain assumptions and qualifications and will be based upon the truth and accuracy of representations made by Atmel Delaware and Atmel California. Of particular importance will be assumptions and representations relating to the requirement (the "continuity of interest" requirement) that the shareholders of Atmel California retain, through ownership of Atmel Delaware stock, a significant equity interest in Atmel California's business after the Proposed Reincorporation.

     A successful IRS challenge to the reorganization status of the Proposed Reincorporation (in consequence of a failure to satisfy the "continuity of interest" requirement or otherwise) would result in a shareholder recognizing gain or loss with respect to each share of Atmel California Common Stock exchanged in the Proposed Reincorporation equal to the difference between the shareholder's basis in such share and the fair market value, as of the time of the Proposed Reincorporation, of the Atmel Delaware Common Stock received in exchange therefor. In such event, a shareholder's aggregate basis in the shares of Atmel Delaware Common Stock received in the exchange would equal their fair market value on such date, and the shareholder's holding period for such shares would not include the period during which the shareholder held Atmel California Common Stock. Even if the Proposed Reincorporation qualifies as a reorganization under the Code, a shareholder would recognize gain to the extent the shareholder received (actually or constructively) consideration other than Atmel Delaware Common Stock in exchange for the shareholder's Atmel California Common Stock.

     State, local or foreign income tax consequences to shareholders may vary from the federal tax consequences described above. Although not free from doubt, the Company believes that the assumption by Atmel Delaware of the obligations under the Shareholder Rights Plan should be a tax-free event. There is no assurance, however, that the IRS or any other taxing authority could not successfully assert a contrary position. If there was a successful challenge, the Company believes that the value of the Rights as of the date of the merger will be insignificant. Accordingly, the amount of any associated tax liability should be de minimis.

     The Company should not recognize gain or loss for federal income tax purposes as a result of the Proposed Reincorporation, and Atmel Delaware should succeed, without adjustment, to the federal income tax attributes of Atmel California.

                                 PROPOSAL FOUR

                ESTABLISHMENT OF A CLASSIFIED BOARD OF DIRECTORS

GENERAL

     The Company currently has a board of directors consisting of five (5) members elected to one-year terms at each annual meeting of the shareholders. As part of the Company's Proposed Reincorporation in Delaware (see PROPOSAL
THREE -- REINCORPORATION IN DELAWARE) and the merger into Atmel Delaware thereby contemplated, the Company seeks to establish a classified board of directors by dividing the Board of Directors into three (3) classes with staggered terms.

     A classified board is one in which a certain number, but not all, of the directors are elected on a rotating basis each year. This method of electing directors makes changes in the composition of the board of directors more difficult, and thus a potential change in control of a corporation a lengthier and more difficult process. Under California law, a company whose shares are listed on a national exchange may also provide for a classified board of directors by adopting amendments to its articles of incorporation or bylaws, which amendments must be approved by the shareholders. Although Atmel California qualifies to adopt a classified board of directors, its Board of Directors has not previously done so. Delaware law permits, but does not require, a classified board of directors, pursuant to which the directors can be divided into as many as three classes with staggered terms of office, with only one class of directors standing for election each year. Assuming shareholder approval of the Proposed Reincorporation in Delaware, the Board of Directors recommends the adoption of a classified Board, dividing the directors into three equal classes. The directors of each class will serve three-year terms and the term of one class will expire each year after the board is fully implemented.

CLASSIFIED BOARD

     To implement a classified Board, the Board would be divided in the following way: two directors will be designated as holding Class I positions; two directors would be designated as holding Class II positions; and one director would be designated as holding Class III positions. At the first Annual Meeting of Stockholders after the Proposed Reincorporation, the directors in Class I, Class II, and Class III will be elected. The term of office of the initial Class I directors shall expire at the next succeeding annual meeting of stockholders, the term of office of the initial Class II directors shall expire at the second succeeding annual meeting of stockholders and the term of office of the initial Class III directors shall expire at the third succeeding annual meeting of stockholders. At each annual meeting scheduled to be held after the first Annual Meeting of Stockholders after the Proposed Reincorporation, directors to replace those of a Class whose terms expire at such annual meeting shall be elected to hold office until the third succeeding annual meeting and until their respective successors shall have been duly elected and qualified. If the number of directors is later changed, any newly created directorships or decrease in directorships shall be so apportioned among the classes as to make all classes as nearly equal in number as is practicable. Thus, after the Proposed Reincorporation, stockholders will elect only one-third of the directors at each Annual Meeting of Stockholders.

     The Board of Directors believes that dividing the directors into three classes is advantageous to the Company and its stockholders because by providing that directors will serve three-year terms rather than one-year terms, the likelihood of continuity and stability in the policies formulated by the Board will be enhanced.

     The Board of Directors also believes that a classified board would, if adopted, effectively reduce the possibility that a third party could effect a sudden or surprise change in control of the Company's Board of Directors. A classified board would serve to ensure that the Board and management, if confronted by a surprise proposal from a third party who has acquired a block of the Company's Common Stock, will have sufficient time to review the proposal and appropriate alternatives to the proposal and to attempt to negotiate a better transaction, if possible, for the stockholders.

     The Board of Directors of the Company believes that if a potential acquiror were to purchase a significant or controlling interest in the Company, such potential acquiror's ability to remove the Company's directors and obtain control of the Board and thereby remove the Company's management would severely curtail the Company's ability to negotiate effectively with such potential acquiror. The threat of obtaining control of the Board would deprive the Board of the time and information necessary to evaluate the proposal, to study alternative proposals and to help ensure that the best price is obtained in any transaction involving the Company which may ultimately be undertaken. A classified board is designed to reduce the vulnerability of the Company to an unsolicited takeover proposal, particularly a proposal that does not contemplate the acquisition of all of the Company's outstanding shares, or an unsolicited proposal for the restructuring or sale of all or part of the Company.

     Since the creation of a classified Board will increase the amount of time required for a takeover bidder to obtain control of the Company without the cooperation of the Board, even if the takeover bidder were to acquire a majority of the Company's outstanding Common Stock, the existence of a classified board could tend to discourage certain tender offers which stockholders might feel would be in their best interests. Because tender offers for control usually involve a purchase price higher than the current market price, the creation of a classified board could also discourage open market purchases by a potential takeover bidder. Such tender offers or open market purchases could increase the market price of the Company's stock, enabling stockholders to sell their shares at a price higher than that which otherwise would prevail. In addition, the creation of a classified board could make the Company's Common Stock less attractive to persons who invest in securities in anticipation of an increase in price if a takeover attempt develops. Since these provisions will make the removal of directors more difficult, it will increase the directors' security in their positions and, since the Board has the power to retain and discharge management, could perpetuate incumbent management.

     The foregoing discussion of the Certificate of Incorporation and Bylaws of Atmel Delaware is qualified in its entirety by reference to the relevant sections of such Certificate and Bylaws attached to this Proxy Statement as Appendices B and C, respectively.

REQUIRED VOTE

     Approval of the adoption of a classified Board of Directors after the Proposed Reincorporation, which will also constitute approval of the provisions of the Certificate of Incorporation and the Bylaws of Atmel Delaware establishing such a classified Board, will require the affirmative vote of the majority of outstanding shares of Common Stock of Atmel California entitled to vote. In addition, the affirmative votes must constitute at least a majority of the required quorum, which quorum is a majority of the shares outstanding on the record date. Votes that are cast against the proposal will be counted for purposes of determining (i) the presence or absence of a quorum and (ii) the total number of negative votes cast with respect to the proposal. While there is no definitive statutory of case law authority in California as to the proper treatment of abstentions in the counting of votes with respect to a proposal such as the reincorporation in Delaware, the Company believes that abstentions should be counted for purposes of determining both (a) the presence or absence of a quorum for the transaction of business and (b) the total number of votes cast with respect to the proposal. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal. The Company further believes that broker non-votes should be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but should not be counted for purposes of determining the number of votes cast with respect to the proposal. In the absence of controlling precedent to the contrary, the Company intends to treat broker non-votes in this manner.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ESTABLISHMENT OF A CLASSIFIED BOARD. THE EFFECT OF AN ABSTENTION IS THE SAME AS THAT OF A VOTE AGAINST THE CLASSIFIED BOARD PROPOSAL.

                                 PROPOSAL FIVE

                  INCREASE IN THE NUMBER OF AUTHORIZED SHARES

     The Articles of Incorporation of Atmel California currently authorize the Company to issue up to 240,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. The Certificate of Incorporation of Atmel Delaware authorizes Atmel Delaware to issue up to 500,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. The Board of Directors has no immediate plans to issue a significant number of additional shares of Common Stock. However, the larger number of authorized shares of Common Stock provided for in the Atmel Delaware Certificate of Incorporation will provide the Company the certainty and flexibility to undertake various types of transactions, including stock splits (in the form of stock dividends), financings, increases in the shares reserved for issuance pursuant to stock incentive plans, or other corporate transactions not yet determined.

     The Board of Directors of Atmel California believes it is in the Company's best interest to increase the number of shares of Common Stock that it is authorized to issue in order to give the Company additional flexibility to maintain a reasonable stock price with future stock splits and stock dividends without having to wait for shareholder approval. In particular, under California law, the Board of Directors' approval of a stock split automatically and proportionately increased the Company's authorized stock without requiring shareholder approval. Under Delaware law, however, the Board of Directors cannot split the Company's stock by means of a 100% stock dividend without shareholder approval if there are insufficient authorized shares available.

     In order for the Board of Directors of Atmel Delaware to respond to growth of the Company's business which may occur in the future with the same flexibility the Company has had as a California corporation, the Company must have a sufficient number of authorized shares to cover appropriate levels of stock dividends. Since there are currently approximately 100,000,000 issued and outstanding shares of the Company's Common Stock and approximately an additional 8,889,796 reserved for future issuance under the Company's stock incentive plans and employee stock purchase plans, the number of shares of Common Stock currently authorized would be barely sufficient to permit the Board of Directors of Atmel Delaware to approve a 2-for-1 stock split in the form of a 100% stock dividend without first obtaining stockholder approval. Under the proposed Certificate of Incorporation of Atmel Delaware, the additional shares of Common Stock would be available for issuance without further stockholder action, unless shareholder action is otherwise required by Delaware law or the rules of any stock exchange or automated quotation system on which the Common Stock may then be listed or quoted. Although the Company is not currently contemplating any additional stock split or stock dividend and there can be no assurance that any additional stock split or stock dividend will happen at any particular time in the future or at all, the additional authorized shares in Atmel Delaware will effectively provide the Board with the same flexibility it had to split the shares of Atmel California.

     The Board of Directors also believes that the availability of additional authorized but unissued shares will provide the Company with the flexibility to issue Common Stock for other proper corporate purposes which may be identified in the future, such as to raise equity capital, to make acquisitions through the use of stock, to establish strategic relationships with other companies, and to adopt additional employee benefit plans or reserve additional shares for issuance under such plans. The Board of Directors has no immediate plans, understandings, agreements or commitments to issue additional Common Stock for any purpose.

     The affirmative vote of the holders of a majority of the shares of the Company's Common Stock present or represented and voting at the Annual Meeting will be required to approve this proposal. Votes that are cast against the proposal will be counted for purposes of determining (i) the presence or absence of a quorum, and (ii) the total number of negative votes cast with respect to the proposal. While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions in the counting of votes with respect to a proposal such as the increase in authorized shares, the Company believes that abstentions should be counted for purposes of determining both (a) the presence or absence of a quorum for the transaction of business and
(b) the total number of votes cast with respect to the proposal. Accordingly, abstentions will have the same effect as a vote against the proposal. The Company further believes that broker non-votes should be counted for purposes of determining the presence or absence of a quorum, but should not be counted for purposes of determining the number of votes cast with respect to the proposal. In the absence of controlling precedent to the contrary, the Company intends to treat broker non-votes in this manner.

     If this proposal is not approved by the shareholders but the shareholders approve the Reincorporation Proposal, the Company will reset the authorized shares of Common Stock of Atmel Delaware to 240,000,000, as currently authorized for Atmel California, and then complete the Proposed Reincorporation. IF THE REINCORPORATION PROPOSAL IS NOT APPROVED, THE COMPANY WILL NOT SEEK SHAREHOLDER APPROVAL OF THE INCREASE IN ITS AUTHORIZED SHARES AT THIS TIME.

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THIS PROPOSAL AND RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO SET THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK OF ATMEL DELAWARE AT 500,000,000 IN CONNECTION WITH THE REINCORPORATION PROPOSAL.

                                  PROPOSAL SIX

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has selected PricewaterhouseCoopers L.L.P., independent accountants, to audit the consolidated financial statements of the Company for the year ending December 31, 1999. PricewaterhouseCoopers L.L.P. has audited the Company's financial statements since the year ended 1985.

     Representatives of PricewaterhouseCoopers L.L.P. are expected to be present at the Annual Meeting of Shareholders and will have an opportunity to make a statement if they so desire. The Representatives are also expected to be available to respond to appropriate questions from the shareholders.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS L.L.P. AS INDEPENDENT ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 1999. IN THE EVENT OF A NEGATIVE VOTE ON SUCH RATIFICATION, THE BOARD OF DIRECTORS WILL RECONSIDER ITS SELECTION.

                                 OTHER MATTERS

     The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

                                          THE BOARD OF DIRECTORS

Dated: March 8, 1999

                               PERFORMANCE GRAPH

     The following graph shows a comparison of cumulative total shareholder return, calculated on a dividend reinvested basis, for Atmel Corporation, Technology -- 500 and the S&P 500 Index. The graph assumes that $100 was invested in the Company's Common Stock, Technology -- 500 and the S&P 500 Index from the date of December 31, 1993 through the 1998 year end. Historic stock price performance is not necessarily indicative of future stock price performance.

                                                    ATMEL CORPORATION           TECHNOLOGY - 500              S&P 500 INDEX
                                                    -----------------           ----------------              -------------
12/31/93                                                 100.00                      100.00                      100.00
12/31/94                                                 194.00                      117.00                      101.00
12/31/95                                                 258.00                      168.00                      139.00
12/31/96                                                 383.00                      238.00                      171.00
12/31/97                                                 229.00                      300.00                      214.00
12/31/98                                                 177.00                      519.00                      294.00

                                   APPENDIX A

                          AGREEMENT AND PLAN OF MERGER
                              OF ATMEL CORPORATION
                            (A DELAWARE CORPORATION)
                                      AND
                               ATMEL CORPORATION
                           (A CALIFORNIA CORPORATION)

     THIS AGREEMENT AND PLAN OF MERGER dated as of             , 1999 (the
"Agreement") is between Atmel Corporation, a Delaware corporation ("Atmel Delaware") and Atmel Corporation, a California corporation ("Atmel California"). Atmel Delaware and Atmel California are sometimes referred to herein as the "Constituent Corporations."

                                    RECITALS

     A. Atmel Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of 505,000,000 shares, 500,000,000 of which are designated "Common Stock," par value $0.001 per share, and 5,000,000 of which are designated "Preferred Stock," par value $0.001 per share. Of the authorized shares of Preferred Stock, 500,000 shares are
designated "Series A Preferred Stock" ("Series A Stock"). As of             ,
1999, 100 shares of Common Stock were issued and outstanding, all of which were held by Atmel California, and no shares of Preferred Stock were issued and outstanding.

     B. Atmel California is a corporation duly organized and existing under the laws of the State of California and has an authorized capital of 245,000,000 shares, 240,000,000 of which are designated "Common Stock," no par value per share, and 5,000,000 of which are designated "Preferred Stock," no par value per share. Of the authorized shares of Preferred Stock, 240,000 shares are
designated "Series A Preferred Stock" ("Series A Stock"). As of             ,
1999,                , shares of Common Stock and no shares of Preferred Stock
were issued and outstanding.

     C. The Board of Directors of Atmel California has determined that, for the purpose of effecting the reincorporation of Atmel California in the State of Delaware, it is advisable and in the best interests of Atmel California and its shareholders that Atmel California merge with and into Atmel Delaware upon the terms and conditions herein provided.

     D. The respective Boards of Directors of Atmel Delaware and Atmel California have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective sole stockholder and shareholders and executed by the undersigned officers.

     NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Atmel Delaware and Atmel California hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

                                   I. MERGER

     1.1 Merger. In accordance with the provisions of this Agreement, the Delaware General Corporation Law and the California General Corporation Law, Atmel California shall be merged with and into Atmel Delaware (the "Merger"), the separate existence of Atmel California shall cease and Atmel Delaware shall survive the Merger and shall continue to be governed by the laws of the State of Delaware, and Atmel Delaware shall be, and is herein sometimes referred to as, the "Surviving Corporation." The name of the Surviving Corporation shall be Atmel Corporation.

     1.2 Filing and Effectiveness. The Merger shall become effective when the following actions shall have been completed:

          (a) This Agreement and Merger shall have been adopted and approved by the stockholders of each Constituent Corporation in accordance with the requirements of the Delaware General Corporation Law and the California Corporations Code;

          (b) All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof; and

          (c) An executed counterpart of this Agreement meeting the requirements of the Delaware General Corporation Law shall have been filed with the Secretary of State of the State of Delaware.

     The date and time when the Merger shall become effective, as aforesaid, is herein called the "Effective Date of the Merger."

     1.3 Effect of the Merger. Upon the Effective Date of the Merger, the separate existence of Atmel California shall cease and Atmel Delaware, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (ii) shall be subject to all actions previously taken by its and Atmel California's Board of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of Atmel California in the manner more fully set forth in Section 259 of the Delaware General Corporation Law, (iv) shall continue to be subject to all of the debts, liabilities and obligations of Atmel Delaware as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of Atmel California in the same manner as if Atmel Delaware had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law and the California General Corporation Law.

                 II. CHARTER DOCUMENTS; DIRECTORS AND OFFICERS

     2.1 Certificate of Incorporation. The Certificate of Incorporation of Atmel Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

     2.2 Bylaws. The Bylaws of Atmel Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

     2.3 Directors and Officers. The directors and officers of Atmel California immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law, or the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

                       III. MANNER OF CONVERSION OF STOCK

     3.1 Atmel California Common Stock. Upon the Effective Date of the Merger, each share of Atmel California Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into and exchanged for one (1) fully paid and nonassessable share of Common Stock, par value $0.001 per share, of the Surviving Corporation.

     3.2 Atmel California Options, Stock Purchase Rights and Convertible Securities.

     (a) Upon the Effective Date of the Merger, the Surviving Corporation shall assume and continue the obligations of Atmel California under the Preferred Shares Rights Agreement, the stock option plans and all other employee benefit plans of Atmel California. Each outstanding and unexercised option or other right to purchase or security convertible into Atmel California Common Stock or Atmel California Preferred Stock shall become an option or right to purchase or a security convertible into the Surviving Corporation's Common Stock or Preferred Stock, respectively, on the basis of one share of the Surviving Corporation's Common Stock for each share of Atmel California Common Stock and one share of the Surviving Corporation's Preferred Stock for each share of Atmel California's Preferred Stock, as the case may be, issuable pursuant to any such option, stock purchase right or convertible security, on the same terms and conditions and at an exercise price per share equal to the exercise price applicable to any such Atmel California option, stock purchase right or convertible security at the Effective Date of the Merger. This section 3.2(a) shall not apply to outstanding shares of Atmel California Common Stock. Such Common Stock is subject to Section
3.1 hereof.

     (b) A number of shares of the Surviving Corporation's Common Stock shall be reserved for issuance upon the exercise of options, stock purchase rights and convertible securities equal to the number of shares of Atmel California Common Stock so reserved immediately prior to the Effective Date of the Merger; and a number of shares of the Surviving Corporation's Preferred Stock shall be reserved for issuance upon exercise of options, stock purchase rights and convertible securities equal to the number of shares of Atmel California Preferred Stock so reserved immediately prior to the Effective Date of the Merger.

     3.3 Atmel Delaware Common Stock. Upon the Effective Date of the Merger, each share of Common Stock, par value $0.001 per share, of Atmel Delaware issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by Atmel Delaware, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.

     3.4 Exchange of Certificates. After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of Atmel California Common Stock may, at such stockholder's option, surrender the same for cancellation to EquiServe L.P., as exchange agent (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's Common Stock into which the surrendered shares were converted as herein provided. Unless and until so surrendered, each outstanding certificate theretofore representing shares of Atmel California Common Stock shall be deemed for all purposes to represent the number of shares of the Surviving Corporation's Common Stock into which such shares of Atmel California Common Stock were converted in the Merger.

     The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any shares of stock represented by such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock of the Surviving Corporation represented by such outstanding certificate as provided above.

     Each certificate representing Common Stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of Atmel California so converted and given in exchange therefore, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws, or other such additional legends as agreed upon by the holder and the Surviving Corporation.

     If any certificate for shares of Atmel Delaware stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and comply with applicable securities laws and that the person requesting such transfer pay to Atmel Delaware or the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of Atmel Delaware that such tax has been paid or is not payable.

                                  IV. GENERAL

     4.1 Covenants of Atmel Delaware. Atmel Delaware covenants and agrees that it will, on or before the Effective Date of the Merger:

          (a) qualify to do business as a foreign corporation in the State of California and in connection therewith appoint an agent for service of process as required under the provisions of Section 2105 of the California General Corporation Law;

          (b) file any and all documents with the California Franchise Tax Board necessary for the assumption by Atmel Delaware of all of the franchise tax liabilities of Atmel California;

          (c) file an executed counterpart of this Agreement meeting the requirements of the California General Corporation Law with the Secretary of State of the State of California; and

          (d) take such other actions as may be required by the California General Corporation Law.

     4.2 Further Assurances. From time to time, as and when required by Atmel Delaware or by its successors or assigns, there shall be executed and delivered on behalf of Atmel California such deeds and other instruments, and there shall be taken or caused to be taken by Atmel Delaware and Atmel California such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by Atmel Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Atmel California and otherwise to carry out the purposes of this Agreement, and the officers and directors of Atmel Delaware are fully authorized in the name and on behalf of Atmel California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

     4.3 Abandonment. At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either Atmel California or of Atmel Delaware, or of both, notwithstanding the approval of this Agreement by the shareholders of Atmel California or by the sole stockholder of Atmel Delaware, or by both.

     4.4 Amendment. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement with the Secretaries of State of the States of Delaware and California, provided that an amendment made subsequent to the adoption of this Agreement by the stockholders of either Constituent Corporation shall not, unless approved by the stockholders as required by law: (a) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation; (b) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger; or (c) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any Constituent Corporation.

     4.5 Registered Office. The registered office of the Surviving Corporation in the State of Delaware is 1209 Orange Street, Wilmington, Delaware 19801, County of New Castle and The Corporation Trust Company is the registered agent of the Surviving Corporation at such address.

     4.6 Agreement. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 2325 Orchard Parkway, San Jose, California 95131 and copies thereof will be furnished to any stockholder of either Constituent Corporation, upon request and without cost.

     4.7 Governing Law. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the California General Corporation Law.

     4.8 Counterparts. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, this Agreement having first been approved by the resolutions of the Board of Directors of Atmel Corporation, a Delaware corporation, and Atmel Corporation, a California corporation, is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.

                                          ATMEL CORPORATION
                                          a Delaware corporation

                                          By:
                                            ------------------------------------
                                            George Perlegos
                                            President, Chief Executive Officer
                                            and Chairman

                                          By:
                                            ------------------------------------
                                            Mike Ross
                                            Assistant Secretary

                                          ATMEL CORPORATION
                                          a California corporation

                                          By:
                                            ------------------------------------
                                            George Perlegos
                                            President, Chief Executive Officer
                                            and Chairman

                                          By:
                                            ------------------------------------
                                            Mike Ross
                                            Assistant Secretary

                               ATMEL CORPORATION
                           (A CALIFORNIA CORPORATION)

                             OFFICERS' CERTIFICATE

     George Perlegos and Mike Ross certify that:

     1. They are the President and the Assistant Secretary, respectively, of Atmel Corporation, a corporation organized under the laws of the State of California.

     2. The corporation has authorized two classes of stock, designated "Common Stock" and "Preferred Stock," respectively. There are authorized 240,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. There is authorized one series of Preferred Stock, designated "Series A Preferred Stock."

     3. There were                shares of Common Stock and no shares of Series
A Preferred Stock outstanding as of the record date (the "Record Date") and entitled to vote at the shareholders' meeting at which the Agreement and Plan of Merger (the "Merger Agreement") attached hereto was approved.

     4. The principal terms of the Merger Agreement were approved by the Board of Directors and by the vote of a number of shares of each class of stock which equaled or exceeded the vote required.

     5. The percentage vote required was more than 50% of the votes entitled to be cast by holders of Common Stock outstanding as of the Record Date, voting as a single class.

     6. George Perlegos and Mike Ross further declare under penalty of perjury under the laws of the State of California that they have read the foregoing certificate and know the contents thereof and that the same is true of their own knowledge.

     Executed in San Jose, California on             , 1999.

                                          --------------------------------------
                                          George Perlegos,
                                          President, Chief Executive Officer and
                                          Chairman

                                          --------------------------------------
                                          Mike Ross, Assistant Secretary

                               ATMEL CORPORATION
                            (A DELAWARE CORPORATION)

                             OFFICERS' CERTIFICATE

     George Perlegos and Mike Ross certify that:

     1. They are the President and the Assistant Secretary, respectively, of Atmel Corporation, a corporation organized under the laws of the State of Delaware.

     2. The corporation has authorized two classes of stock, designated "Common Stock" and "Preferred Stock," respectively. There are authorized 500,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. There is authorized one series of Preferred Stock, designated "Series A Preferred Stock."

     3. There are 100 shares of Common Stock outstanding and entitled to vote on the Agreement and Plan of Merger (the "Merger Agreement") attached hereto. There are no shares of Preferred Stock outstanding.

     4. The principal terms of the Merger Agreement were approved by the Board of Directors and by the vote of 100% of the shares outstanding and entitled to vote on the Merger Agreement.

     5. The percentage vote required was more than 50% of the votes entitled to be cast by holders of outstanding shares of Common Stock.

     6. George Perlegos and Mike Ross further declare under penalty of perjury under the laws of the State of Delaware that they have read the foregoing certificate and know the contents thereof and that the same is true of their own knowledge.

     Executed in San Jose, California on             , 1999.

                                          --------------------------------------
                                          George Perlegos,
                                          President, Chief Executive Officer and
                                          Chairman

                                          --------------------------------------
                                          Mike Ross, Assistant Secretary

                                   APPENDIX B

                          CERTIFICATE OF INCORPORATION
                                       OF
                               ATMEL CORPORATION

                                   ARTICLE I

     The name of the corporation is Atmel Corporation (the "Corporation").

                                   ARTICLE II

     The address of the Corporation's registered office in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

                                  ARTICLE III

     The nature of the business or purposes to be conducted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

                                   ARTICLE IV

     The Corporation is authorized to issue two classes of stock to be designated, respectively, Common Stock and Preferred Stock. The total number of shares of all classes of stock which the Corporation has authority to issue is five hundred five million (505,000,000), consisting of five hundred million (500,000,000) shares of Common Stock, par value $0.001 per share (the "Common Stock"), and five million (5,000,000) shares of Preferred Stock, par value $0.001 per share (the "Preferred Stock").

     The Corporation shall from time to time in accordance with the laws of the State of Delaware increase the authorized amount of its Common Stock if at any time the number of Common shares remaining unissued and available for issuance shall not be sufficient to permit conversion of the Preferred Stock.

     The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized subject to limitations prescribed by law, to fix by resolution or resolutions the designations, powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of each such series of Preferred Stock, including without limitation authority to fix by resolution or resolutions, the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and liquidation preferences of any wholly unissued series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or any of the foregoing.

     The Board of Directors is further authorized to increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series, the number of which was fixed by it, subsequent to the issue of shares of such series then outstanding, subject to the powers, preferences and rights, and the qualifications, limitations and restrictions thereof stated in the resolution of the Board of Directors originally fixing the number of shares of such series. If the number of shares of any series is so decreased, then the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

                                   ARTICLE V

     The name and mailing address of the incorporator are as follows:
           S. Dawn Smith
           Wilson Sonsini Goodrich & Rosati
           650 Page Mill Road
           Palo Alto, CA 94304-1050

                                   ARTICLE VI

     The Corporation is to have perpetual existence.

                                  ARTICLE VII

     The election of directors need not be by written ballot unless a stockholder demands election by written ballot at a meeting of stockholders and before voting begins or unless the Bylaws of the Corporation shall so provide.

                                  ARTICLE VIII

     The number of directors which constitute the whole Board of Directors of the Corporation shall be designated in the Bylaws of the Corporation.

     At each annual meeting of stockholders, directors of the Corporation shall be elected to hold office until the expiration of the term for which they are elected, and until their successors have been duly elected and qualified; except that if any such election shall not be so held, such election shall take place at a stockholders' meeting called and held in accordance with the Delaware General Corporation Law. Commencing with the first annual meeting of stockholders held after calendar year 1999 (the "First Annual Meeting"), the directors of the Corporation shall be divided into three classes as nearly equal in size as is practicable, hereby designated Class I, Class II and Class III. For the purposes hereof, the initial Class I, Class II and Class III directors shall be those directors so designated and elected at the First Annual Meeting. The term of office of the initial Class I directors shall expire at the next succeeding annual meeting of stockholders, the term of office of the initial Class II directors shall expire at the second succeeding annual meeting of stockholders and the term of office of the initial Class III directors shall expire at the third succeeding annual meeting of the stockholders. At each annual meeting after the First Annual Meeting, directors to replace those of a Class whose terms expire at such annual meeting shall be elected to hold office until the third succeeding annual meeting and until their respective successors shall have been duly elected and qualified. If the number of directors is hereafter changed, any newly created directorships or decrease in directorships shall be so apportioned among the classes as to make all classes as nearly equal in number as is practicable.

     Vacancies occurring on the Board of Directors may be filled by vote of a majority of the remaining members of the Board of Directors, although less than a quorum, at a meeting of the Board of Directors. A person so elected by the Board of Directors to fill a vacancy shall hold office until the next succeeding annual meeting of stockholders of the Corporation at which the class to which the directorship belongs is to be elected and until his or her successor shall have been duly elected and qualified.

                                   ARTICLE IX

     No action shall be taken by the stockholders of the Corporation except at an annual or special meeting of the stockholders called in accordance with the Bylaws and no action shall be taken by the stockholders by written consent.

                                   ARTICLE X

     Advance notice of stockholder nomination for the election of directors and of any other business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation.

                                   ARTICLE XI

     In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized to adopt, alter, amend or repeal the Bylaws of the Corporation.

                                  ARTICLE XII

     To the fullest extent permitted by the Delaware General Corporation Law as the same exists or may hereafter be amended, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

     The Corporation may indemnify to the fullest extent permitted by law any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he, his testator or intestate is or was a director, officer, employee or agent of the Corporation or any predecessor of the Corporation or serves or served at any other enterprise as a director, officer, employee or agent at the request of the Corporation or any predecessor to the Corporation.

     Neither any amendment nor repeal of this Article, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article, shall eliminate or reduce the effect of this Article in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

                                  ARTICLE XIII

     At the election of directors of the Corporation, each holder of stock of any class or series shall be entitled to one vote for each share held. No stockholder will be permitted to cumulate votes at any election of directors.

                                  ARTICLE XIV

     Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the laws of the State of Delaware) outside of the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

                                   ARTICLE XV

     The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the laws of the State of Delaware, and all rights conferred herein are granted subject to this reservation.

     The undersigned incorporator hereby acknowledges that the foregoing Certificate of Incorporation is her act and deed and that the facts stated herein are true.

Dated:             , 1999
                                          --------------------------------------
                                          S. Dawn Smith
                                          Incorporator

               CERTIFICATE OF DESIGNATIONS OF RIGHTS, PREFERENCES
                               AND PRIVILEGES OF
                            SERIES A PREFERRED STOCK
                              OF ATMEL CORPORATION

     The undersigned, George Perlegos and Mike Ross do hereby certify:

          1. That they are the duly elected and acting President and Chief Executive Officer and Assistant Secretary, respectively, of Atmel Corporation, a Delaware corporation (the "Corporation").

          2. That pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation of the said Corporation, the
     said Board of Directors on February   , 1999 adopted the following
     resolution creating a series of 500,000 shares of Preferred Stock designated as Series A Preferred Stock:

     "RESOLVED, that pursuant to the authority vested in the Board of Directors of the corporation by the Certificate of Incorporation the Board of Directors does hereby provide for the issue of a series of Preferred Stock of the Corporation and does hereby fix and herein state and express the designations, powers, preferences and relative and other special rights and the qualifications, limitations and restrictions of such series of Preferred Stock as follows:

     SECTION 1. Designation and Amount. The shares of such series shall be designated as "Series A Preferred Stock." The Series A Preferred Stock shall have a par value of $0.001 per share, and the number of shares constituting such series shall be 500,000.

     SECTION 2. Proportional Adjustment. In the event the Corporation shall at any time after the issuance of any share or shares of Series A Preferred Stock
(i) declare any dividend on Common Stock of the Corporation ("Common Stock") payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Corporation shall simultaneously effect a proportional adjustment to the number of outstanding shares of Series A Preferred Stock.

     SECTION 3.  Dividends and Distributions.

     (a) Subject to the prior and superior right of the holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock shall be entitled to receive when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of January, April, July and October in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock.

     (b) The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (a) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock).

     (c) Dividends shall begin to accrue on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 30 days prior to the date fixed for the payment thereof.

     SECTION 4. Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:

          (a) Each share of Series A Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation.

          (b) Except as otherwise provided herein or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

          (c) Except as required by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

     SECTION 5.  Certain Restrictions.

     (a) The Corporation shall not declare any dividend on, make any distribution on, or redeem or purchase or otherwise acquire for consideration any shares of Common Stock after the first issuance of a share or fraction of a share of Series A Preferred Stock unless concurrently therewith it shall declare a dividend on the Series A Preferred Stock as required by Section 3 hereof.

     (b) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 3 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not

          (i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

          (ii) declare or pay dividends on, make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

          (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock;

          (iv) purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

     (c) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (a) of this Section 5, purchase or otherwise acquire such shares at such time and in such manner.

     SECTION 6. Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein and, in the Certificate of Incorporation, as then amended.

     SECTION 7. Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Corporation, the holders of shares of Series A Preferred Stock shall be entitled to receive an aggregate amount per share equal to 1,000 times the aggregate amount to be distributed per share to holders of shares of Common Stock plus an amount equal to any accrued and unpaid dividends on such shares of Series A Preferred Stock.

     SECTION 8. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series A Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged.

     SECTION 9. No Redemption. The shares of Series A Preferred Stock shall not be redeemable.

     SECTION 10. Ranking. The Series A Preferred Stock shall rank junior to all other series of the Corporation's Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.

     SECTION 11. Amendment. The Certificate of Incorporation of the Corporation shall not be further amended in any manner which would materially alter or change the powers, preference or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of a majority of the outstanding shares of Series A Preferred Stock, voting separately as a class.

     SECTION 12. Fractional Shares. Series A Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Preferred Stock.

     RESOLVED FURTHER, that the President or any Vice President and the Secretary or any Assistant Secretary of this corporation be, and they hereby are, authorized and directed to prepare and file a Certificate of Designation of Rights, Preferences and Privileges in accordance with the foregoing resolution and the provisions of Delaware law and to take such actions as they may deem necessary or appropriate to carry out the intent of the foregoing resolution."

     We further declare under penalty of perjury that the matters set forth in the foregoing Certificate of Designation are true and correct of our own knowledge.

     Executed at San Jose, California on             , 1999.

                                          --------------------------------------
                                          George Perlegos, President

                                          --------------------------------------
                                          Mike Ross, Assistant Secretary

                                   APPENDIX C

                          AMENDED AND RESTATED BYLAWS
                                       OF
                               ATMEL CORPORATION
                            (A DELAWARE CORPORATION)

                                   BYLAWS OF

                               ATMEL CORPORATION
                            (A DELAWARE CORPORATION)

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
ARTICLE I CORPORATE OFFICES.................................   -1-
  1.1      Registered Office................................   -1-
  1.2      Other Offices....................................   -1-
ARTICLE II MEETINGS OF STOCKHOLDERS.........................   -1-
  2.1      Place Of Meeting.................................   -1-
  2.2      Annual Meeting...................................   -1-
  2.3      Special Meeting..................................   -2-
  2.4      Notice Of Stockholders' Meetings.................   -2-
  2.5      Manner Of Giving Notice; Affidavit Of Notice.....   -2-
  2.6      Quorum...........................................   -3-
  2.7      Adjourned Meeting; Notice........................   -3-
  2.8      Voting...........................................   -3-
  2.9      Validation Of Meetings; Waiver Of Notice;
           Consent..........................................   -3-
  2.10     No Stockholder Action By Written Consent.........   -3-
  2.11     Record Date For Stockholder Notice; Voting.......   -4-
  2.12     Proxies..........................................   -4-
  2.13     Organization.....................................   -4-
  2.14     List Of Stockholders Entitled To Vote............   -4-
  2.15     Inspectors Of Election...........................   -4-
ARTICLE III DIRECTORS.......................................   -5-
  3.1      Powers...........................................   -5-
  3.2      Number Of Directors..............................   -5-
  3.3      Election And Term Of Office Of Directors.........   -5-
  3.4      Resignation And Vacancies........................   -5-
  3.5      Removal Of Directors.............................   -6-
  3.6      Place Of Meetings; Meetings By Telephone.........   -6-
  3.7      First Meetings...................................   -7-
  3.8      Regular Meetings.................................   -7-
  3.9      Special Meetings; Notice.........................   -7-
  3.10     Quorum...........................................   -7-
  3.11     Waiver Of Notice.................................   -7-
  3.12     Adjournment......................................   -7-
  3.13     Notice Of Adjournment............................   -7-
  3.14     Board Action By Written Consent Without A
           Meeting..........................................   -7-
  3.15     Fees And Compensation Of Directors...............   -8-
  3.16     Approval Of Loans To Officers....................   -8-
  3.17     Sole Director Provided By Certificate Of
           Incorporation....................................   -8-
ARTICLE IV COMMITTEES.......................................   -8-
  4.1      Committees Of Directors..........................   -8-
  4.2      Meetings And Action Of Committees................   -8-
  4.3      Committee Minutes................................   -8-

                                                              PAGE
                                                              ----
ARTICLE V OFFICERS..........................................   -9-
  5.1      Officers.........................................   -9-
  5.2      Election Of Officers.............................   -9-
  5.3      Subordinate Officers.............................   -9-
  5.4      Removal And Resignation Of Officers..............   -9-
  5.5      Vacancies In Offices.............................   -9-
  5.6      Chairman Of The Board............................   -9-
  5.7      President........................................   -9-
  5.8      Vice Presidents..................................  -10-
  5.9      Secretary........................................  -10-
  5.10     Chief Financial Officer..........................  -10-
  5.11     Assistant Secretary..............................  -10-
  5.12     Administrative Officers..........................  -10-
  5.13     Authority And Duties Of Officers.................  -11-
ARTICLE VI INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES
  AND OTHER AGENTS..........................................  -11-
  6.1      Indemnification Of Directors And Officers........  -11-
  6.2      Indemnification Of Others........................  -11-
  6.3      Insurance........................................  -12-
  6.4      Expenses.........................................  -12-
  6.5      Non-Exclusivity Of Rights........................  -12-
  6.6      Survival Of Rights...............................  -12-
  6.7      Amendments.......................................  -12-
ARTICLE VII RECORDS AND REPORTS.............................  -13-
  7.1      Maintenance And Inspection Of Records............  -13-
  7.2      Inspection By Directors..........................  -13-
  7.3      Representation Of Shares Of Other Corporations...  -13-
  7.4      Certification And Inspection Of Bylaws...........  -13-
ARTICLE VIII GENERAL MATTERS................................  -13-
  8.1      Record Date For Purposes Other Than Notice And
     Voting.................................................  -13-
  8.2      Checks; Drafts; Evidences Of Indebtedness........  -13-
  8.3      Corporate Contracts And Instruments: How
     Executed...............................................  -14-
  8.4      Stock Certificates; Transfer; Partly Paid
     Shares.................................................  -14-
  8.5      Special Designation On Certificates..............  -14-
  8.6      Lost Certificates................................  -15-
  8.7      Transfer Agents And Registrars...................  -15-
  8.8      Construction; Definitions........................  -15-
  8.9      Provisions Additional to Provisions of Law.......  -15-
  8.10     Provisions Contrary To Provisions Of Law.........  -15-
  8.11     Notices..........................................  -15-
ARTICLE IX AMENDMENTS.......................................  -15-

                                     BYLAWS
                                       OF
                               ATMEL CORPORATION
                            (A DELAWARE CORPORATION)

                                   ARTICLE I

                               CORPORATE OFFICES

     1.1 Registered Office. The registered office of the corporation shall be fixed in the certificate of incorporation of the corporation.

     1.2 Other Offices. The board of directors may at any time establish branch or subordinate offices at any place or places where the corporation is qualified to do business.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

     2.1 Place Of Meeting. Meetings of stockholders shall be held at any place within or outside the State of Delaware designated by the board of directors. In the absence of any such designation, stockholders' meetings shall be held at the principal executive office of the corporation.

     2.2 Annual Meeting. The annual meeting of stockholders shall be held each year on a date and at a time designated by the board of directors. In the absence of such designation, the annual meeting of stockholders shall be held on the second Tuesday in April in each year at 10:00 a.m. However, if such day falls on a legal holiday, then the meeting shall be held at the same time and place on the next succeeding full business day. At the meeting, directors shall be elected, and any other proper business may be transacted.

     (a) At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be: (A) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, (B) otherwise properly brought before the meeting by or at the direction of the board of directors, or (C) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the secretary of the corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation not less than one hundred twenty
(120) calendar days in advance of the date specified in the corporation's proxy statement released to stockholders in connection with the previous year's annual meeting of stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year's proxy statement, notice by the stockholder to be timely must be so received not later than the close of business on the later of one hundred twenty (120) calendar days in advance of such annual meeting or ten (10) calendar days following the date on which public announcement of the date of the meeting is first made. A stockholder's notice to the secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting:
(i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the corporation's books, of the stockholder proposing such business, (iii) the class and number of shares of the corporation which are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business, and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "1934 Act"), in his capacity as a proponent to a stockholder proposal. Notwithstanding the foregoing, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholder's meeting, stockholders must provide notice as required by the regulations promulgated under the 1934 Act. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this paragraph (b). The chairman of the annual meeting shall, if the facts warrant, determine and declare at the meeting that business was not properly brought before the meeting and in accordance with the provisions of this paragraph (b), and, if he should so determine, he shall so declare at the meeting that any such business not properly brought before the meeting shall not be transacted.

     (b) Only persons who are nominated in accordance with the procedures set forth in this paragraph (c) shall be eligible for election as directors. Nominations of persons for election to the board of directors of the corporation may be made at a meeting of stockholders by or at the direction of the board of directors or by any stockholder of the corporation entitled to vote in the election of directors at the meeting who complies with the notice procedures set forth in this paragraph (c). Such nominations, other than those made by or at the direction of the board of directors, shall be made pursuant to timely notice in writing to the secretary of the corporation in accordance with the provisions of paragraph (b) of this Section 2.2. Such stockholder's notice shall set forth
(i) as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of the corporation which are beneficially owned by such person, (D) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, and (E) any other information relating to such person that is required to be disclosed in solicitations of proxies for elections of directors, or is otherwise required, in each case pursuant to Regulation 14A under the 1934 Act (including without limitation such person's written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); and (ii) as to such stockholder giving notice, the information required to be provided pursuant to paragraph (b) of this Section 2.2. At the request of the board of directors, any person nominated by a stockholder for election as a director shall furnish to the secretary of the corporation that information required to be set forth in the stockholder's notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth in this paragraph (c). The chairman of the meeting shall, if the facts warrants, determine and declare at the meeting that a nomination was not made in accordance with the procedures prescribed by these Bylaws, and if he should so determine, he shall so declare at the meeting, and the defective nomination shall be disregarded.

     2.3 Special Meeting. A special meeting of the stockholders may be called at any time by the board of directors, by the chairman of the board, or by the president, but such special meetings may not be called by any other person or persons. Only such business shall be considered at a special meeting of stockholders as shall have been stated in the notice for such meeting.

     2.4 Notice Of Stockholders' Meetings. All notices of meetings of stockholders shall be sent or otherwise given in accordance with Section 2.5 of these bylaws not less than ten (10) (or, if sent by third-class mail pursuant to Section 2.5 of these Bylaws, thirty (30)) nor more than sixty (60) days before the date of the meeting. The notice shall specify the place, date and hour of the meeting and (i) in the case of a special meeting, the purpose or purposes for which the meeting is called (no business other than that specified in the notice may be transacted) or (ii) in the case of the annual meeting, those matters which the board of directors, at the time of giving the notice, intends to present for action by the stockholders (but any proper matter may be presented at the meeting for such action). The notice of any meeting at which directors are to be elected shall include the name of any nominee or nominees who, at the time of the notice, the board intends to present for election.

     2.5 Manner Of Giving Notice; Affidavit Of Notice. Written notice of any meeting of stockholders shall be given either (i) personally, (ii) by private courier, (iii) by first- or third-class United States mail, (iv) by telegraphic communication, (v) by other written communication or (vi) by other electronic or wireless means. Notices not personally delivered shall be sent charges prepaid and shall be addressed to the stockholder at the address of that stockholder appearing on the books of the corporation or given by the stockholder to the corporation for the purpose of notice. Notice shall be deemed to have been given at the time when delivered personally or by courier or deposited in the mail or sent by telegram or other means of written communication or other electronic or wireless means.

     An affidavit of the mailing or other means of giving any notice of any stockholders' meeting, executed by the secretary, assistant secretary or any transfer agent of the corporation giving the notice, shall be prima facie evidence of the giving of such notice.

     2.6 Quorum. The holders of a majority in voting power of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum is not present or represented at any meeting of the stockholders, then either (i) the chairman of the meeting or (ii) the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting in accordance with Section 2.7 of these bylaws.

     When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which, by express provision of the laws of the State of Delaware or of the certificate of incorporation or these bylaws, a different vote is required, in which case such express provision shall govern and control the decision of the question.

     If a quorum be initially present, the stockholders may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken is approved by a majority of the stockholders initially constituting the quorum.

     2.7 Adjourned Meeting; Notice. When a meeting is adjourned to another time and place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

     2.8 Voting. The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section
2.11 of these bylaws, subject to the provisions of Sections 217 and 218 of the General Corporation Law of Delaware (relating to voting rights of fiduciaries, pledgors and joint owners, and to voting trusts and other voting agreements).

     Except as may be otherwise provided in the certificate of incorporation or these bylaws, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder.

     2.9 Validation Of Meetings; Waiver Of Notice; Consent. The transactions of any meeting of stockholders, either annual or special, however called and noticed, and wherever held, shall be as valid as though they had been taken at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each person entitled to vote, who was not present in person or by proxy, signs a written waiver of notice or a consent to the holding of the meeting or an approval of the minutes thereof. The waiver of notice or consent or approval need not specify either the business to be transacted or the purpose of any annual or special meeting of stockholders. All such waivers, consents, and approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

     Attendance by a person at a meeting shall also constitute a waiver of notice of and presence at that meeting, except when the person objects at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Attendance at a meeting is not a waiver of any right to object to the consideration of matters required by law to be included in the notice of the meeting but not so included, if that objection is expressly made at the meeting.

     2.10 No Stockholder Action By Written Consent. Subject to the rights of the holders of the shares of any series of Preferred Stock or any other class of stock or series thereof having a preference over the Common Stock as dividend or upon liquidation, the stockholders of the corporation may not take action by written consent without a meeting but must take any such actions at a duly called annual or special meeting.

     2.11 Record Date For Stockholder Notice; Voting. For purposes of determining the stockholders entitled to notice of any meeting or to vote thereat, the board of directors may fix, in advance, a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors and which shall not be more than sixty (60) days nor less than ten (10) days before the date of any such meeting, and in such event only stockholders of record on the date so fixed are entitled to notice and to vote, notwithstanding any transfer of any shares on the books of the corporation after the record date, except as otherwise provided in the Certificate of Incorporation, by these Bylaws, by agreement or by applicable law.

     If the board of directors does not so fix a record date, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

     A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting unless the board of directors fixes a new record date for the adjourned meeting, but the board of directors shall fix a new record date if the meeting is adjourned for more than thirty (30) days from the date set for the original meeting.

     The record date for any other purpose shall be as provided in Section 8.1 of these bylaws.

     2.12 Proxies. Every person entitled to vote for directors, or on any other matter, shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the secretary of the corporation, but no such proxy shall be voted or acted upon after three
(3) years from its date, unless the proxy provides for a longer period. A proxy shall be deemed signed if the stockholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission, telefacsimile or otherwise) by the stockholder or the stockholder's attorney-in-fact. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212(e) of the General Corporation Law of Delaware (relating to the irrevocability of proxies).

     2.13 Organization. The president, or in the absence of the president, the chairman of the board, shall call the meeting of the stockholders to order, and shall act as chairman of the meeting. In the absence of the president, the chairman of the board, and all of the vice presidents, the stockholders shall appoint a chairman for such meeting. The chairman of any meeting of stockholders shall determine the order of business and the procedures at the meeting, including such matters as the regulation of the manner of voting and the conduct of business. The secretary of the corporation shall act as secretary of all meetings of the stockholders, but in the absence of the secretary at any meeting of the stockholders, the chairman of the meeting may appoint any person to act as secretary of the meeting.

     2.14 List Of Stockholders Entitled To Vote. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

     2.15 Inspectors Of Election. Before any meeting of stockholders, the board of directors may appoint an inspector or inspectors of election to act at the meeting or its adjournment. If no inspector of election is so appointed, then the chairman of the meeting may, and on the request of any stockholder or a stockholder's proxy shall, appoint an inspector or inspectors of election to act at the meeting. The number of inspectors shall be either one (1) or three (3). If inspectors are appointed at a meeting pursuant to the request of one (1) or more stockholders or proxies, then the holders of a majority of the voting power of shares or their proxies present at the meeting shall determine whether one
(1) or three (3) inspectors are to be appointed. If any person appointed as inspector fails to appear or fails or refuses to act, then the chairman of the meeting may, and upon the request of any stockholder or a stockholder's proxy shall, appoint a person to fill that vacancy.

     Such inspectors shall:

          (a) determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies;

          (b) receive votes, ballots or consents;

          (c) hear and determine all challenges and questions in any way arising in connection with the right to vote;

          (d) count and tabulate all votes or consents;

          (e) determine when the polls shall close;

          (f) determine the result; and

          (g) do any other acts that may be proper to conduct the election or vote with fairness to all stockholders.

                                  ARTICLE III

                                   DIRECTORS

     3.1 Powers. Subject to the provisions of the General Corporation Law of Delaware and to any limitations in the certificate of incorporation or these bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors.

     3.2 Number Of Directors. The board of directors shall consist of five (5) members. The number of directors may be changed by an amendment to this bylaw, duly adopted by the board of directors or by the stockholders, or by a duly adopted amendment to the certificate of incorporation.

     3.3  Election And Term Of Office Of Directors. Except as provided in
Section 3.4 of these bylaws, at each annual meeting of stockholders, directors of the corporation shall be elected to hold office until the expiration of the term for which they are elected, and until their successors have been duly elected and qualified; except that if any such election shall not be so held, such election shall take place at a stockholders' meeting called and held in accordance with the Delaware General Corporation Law. The term of office of a director shall begin immediately after election. Commencing with the first annual meeting of stockholders after calendar year 1999 (the "First Annual Meeting"), the directors of the corporation shall be divided into three classes as nearly equal in size as is practicable, hereby designated Class I, Class II and Class III. For the purposes hereof, the initial Class I, Class II and Class III directors shall be those directors so designated and elected at the First Annual Meeting. The term of office of the initial Class I directors shall expire at the next succeeding annual meeting of stockholders, the term of office of the initial Class II directors shall expire at the second succeeding annual meeting of stockholders and the term of office of the initial Class III directors shall expire at the third succeeding annual meeting of stockholders. At each annual meeting after the annual meeting of stockholders scheduled to be held thereafter, directors to replace those of a Class office whose terms expire at such annual meeting shall be elected to hold office until the third succeeding annual meeting and until their respective successors shall have been duly elected and qualified. If the number of directors is hereafter changed, any newly created directorships or decrease in directorships shall be so apportioned among the classes as to make all classes as nearly equal in number as is practicable, provided that no decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

     3.4 Resignation And Vacancies. Any director may resign effective on giving written notice to the chairman of the board, the president, the secretary or the board of directors, unless the notice specifies a later time for that resignation to become effective. If the resignation of a director is effective at a future time, the board of directors may elect a successor to take office when the resignation becomes effective. Each director so elected shall hold office until the expiration of the term of office of the director whom he has replaced and until a successor has been elected and qualified.

     Unless otherwise provided in the Certificate of Incorporation or by these Bylaws, vacancies in the board of directors may be filled by a majority of the remaining directors, even if less than a quorum, or by a sole remaining director; however, a vacancy created by the removal of a director by the vote of the stockholders or by court order may be filled only by the affirmative vote of a majority of the voting power of shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute a majority of the required quorum. Each director so elected shall hold office until the expiration of the term of office of the director whom he has replaced and until a successor has been elected and qualified.

     Unless otherwise provided in the certificate of incorporation or these bylaws:

          (i) Vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

          (ii) Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.

     If at any time, by reason of death or resignation or other cause, the corporation should have no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the provisions of the certificate of incorporation or these bylaws, or may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the General Corporation Law of Delaware (relating to meetings of stockholders).

     If, at the time of filling any vacancy or any newly created directorship, the directors then in office constitute less than a majority of the whole board (as constituted immediately prior to any such increase), then the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten (10%) percent of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office as aforesaid, which election shall be governed by the provisions of Section 211 of the General Corporation Law of Delaware (relating to meetings of stockholders) as far as applicable.

     3.5 Removal Of Directors. Unless otherwise restricted by statute, by the certificate of incorporation or by these bylaws, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors; provided, however, that, if and so long as stockholders of the corporation are entitled to cumulative voting, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against his removal would be sufficient to elect him if then cumulatively voted at an election of the entire board of directors.

     3.6 Place Of Meetings; Meetings By Telephone. Regular meetings of the board of directors may be held at any place within or outside the State of Delaware that has been designated from time to time by resolution of the board. In the absence of such a designation, regular meetings shall be held at the principal executive office of the corporation. Special meetings of the board may be held at any place within or outside the State of Delaware that has been designated in the notice of the meeting or, if not stated in the notice or if there is no notice, at the principal executive office of the corporation.

     Any meeting of the board, regular or special, may be held by conference telephone or similar communication equipment, so long as all directors participating in the meeting can hear one another; and all such participating directors shall be deemed to be present in person at the meeting.

     3.7 First Meetings. The first meeting of each newly elected board of directors shall be held at such time and place as shall be fixed by the vote of the stockholders at the annual meeting. In the event of the failure of the stockholders to fix the time or place of such first meeting of the newly elected board of directors, or in the event such meeting is not held at the time and place so fixed by the stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the board of directors, or as shall be specified in a written waiver signed by all of the directors.

     3.8 Regular Meetings. Regular meetings of the board of directors may be held without notice at such time as shall from time to time be determined by the board of directors. If any regular meeting day shall fall on a legal holiday, then the meeting shall be held at the same time and place on the next succeeding full business day.

     3.9 Special Meetings; Notice. Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board, the president, any vice president, the secretary or any two directors.

     Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail, telecopy or telegram, or other electronic or wireless means, charges prepaid, addressed to each director at that director's address as it is shown on the records of the corporation. If the notice is mailed, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. If the notice is delivered personally or by telephone, telecopy or telegram, it shall be delivered personally or by telephone or to the telegraph company at least twenty-four (24) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose or the place of the meeting, if the meeting is to be held at the principal executive office of the corporation. Moreover, a notice of special meeting need not state the purpose of such meeting, and, unless indicated in the notice thereof, any and all business may be transacted at a special meeting.

     3.10 Quorum. A majority of the authorized number of directors shall constitute a quorum for the transaction of business, except to adjourn as provided in Section 3.12 of these bylaws. Every act or decision done or made by a majority of the directors present at a duly held meeting at which a quorum is present shall be regarded as the act of the board of directors, subject to the provisions of the certificate of incorporation and applicable law.

     A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the quorum for that meeting.

     3.11 Waiver Of Notice. Notice of a meeting need not be given to any director (i) who signs a waiver of notice, whether before or after the meeting, or (ii) who attends the meeting other than for the express purposed of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. All such waivers shall be filed with the corporate records or made part of the minutes of the meeting. A waiver of notice need not specify the purpose of any regular or special meeting of the board of directors.

     3.12 Adjournment. A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting of the board to another time and place.

     3.13 Notice Of Adjournment. Notice of the time and place of holding an adjourned meeting of the board need not be given unless the meeting is adjourned for more than twenty-four (24) hours. If the meeting is adjourned for more than twenty-four (24) hours, then notice of the time and place of the adjourned meeting shall be given before the adjourned meeting takes place, in the manner specified in Section 3.9 of these bylaws, to the directors who were not present at the time of the adjournment.

     3.14 Board Action By Written Consent Without A Meeting. Any action required or permitted to be taken by the board of directors may be taken without a meeting, provided that all members of the board individually or collectively consent in writing to that action. Such action by written consent shall have the same force and effect as a unanimous vote of the board of directors. Such written consent and any counterparts thereof shall be filed with the minutes of the proceedings of the board of directors.

     3.15 Fees And Compensation Of Directors. Directors and members of committees may receive such compensation, if any, for their services and such reimbursement of expenses as may be fixed or determined by resolution of the board of directors. This Section 3.15 shall not be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee or otherwise and receiving compensation for those services.

     3.16 Approval Of Loans To Officers. The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or any of its subsidiaries, including any officer or employee who is a director of the corporation or any of its subsidiaries, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the corporation. The loan, guaranty or other assistance may be with or without interest and may be unsecured, or secured in such manner as the board of directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing contained in this section shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

     3.17 Sole Director Provided By Certificate Of Incorporation. In the event only one director is required by these bylaws or the certificate of incorporation, then any reference herein to notices, waivers, consents, meetings or other actions by a majority or quorum of the directors shall be deemed to refer to such notice, waiver, etc., by such sole director, who shall have all the rights and duties and shall be entitled to exercise all of the powers and shall assume all the responsibilities otherwise herein described as given to the board of directors.

                                   ARTICLE IV

                                   COMMITTEES

     4.1 Committees Of Directors. The board of directors may, by resolution adopted by a majority of the authorized number of directors, designate one or more committees, each consisting of one or more directors, to serve at the pleasure of the board. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. The appointment of members or alternate members of a committee requires the vote of a majority of the authorized number of directors. Any committee, to the extent provided in the resolution of the board, shall have and may exercise all the powers and authority of the board, but no such committee shall have the power or authority to (i) approve or adopt or recommend to the stockholders any action or matter that requires the approval of the stockholders or (ii) adopt, amend or repeal any Bylaw of the corporation.

     4.2 Meetings And Action Of Committees. Meetings and actions of committees shall be governed by, and held and taken in accordance with, the following provisions of Article III of these bylaws: Section 3.6 (place of meetings; meetings by telephone), Section 3.8 (regular meetings), Section 3.9 (special meetings; notice), Section 3.10 (quorum), Section 3.11 (waiver of notice),
Section 3.12 (adjournment), Section 3.13 (notice of adjournment) and Section
3.14 (board action by written consent without meeting), with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members; provided, however, that the time of regular meetings of committees may be determined either by resolution of the board of directors or by resolution of the committee, that special meetings of committees may also be called by resolution of the board of directors, and that notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.

     4.3 Committee Minutes. Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

                                   ARTICLE V

                                    OFFICERS

     5.1 Officers. The Corporate Officers of the corporation shall be a president, a secretary and a chief financial officer. The corporation may also have, at the discretion of the board of directors, a chairman of the board, one or more vice presidents (however denominated), one or more assistant secretaries, one or more assistant treasurers, and such other officers as may be appointed in accordance with the provisions of Section 5.3 of these bylaws. Any number of offices may be held by the same person.

     In addition to the Corporate Officers of the Company described above, there may also be such Administrative Officers of the corporation as may be designated and appointed from time to time by the president of the corporation in accordance with the provisions of Section 5.12 of these bylaws.

     5.2 Election Of Officers. The Corporate Officers of the corporation, except such officers as may be appointed in accordance with the provisions of
Section 5.3 or Section 5.5 of these bylaws, shall be chosen by the board of directors, subject to the rights, if any, of an officer under any contract of employment, and shall hold their respective offices for such terms as the board of directors may from time to time determine.

     5.3 Subordinate Officers. The board of directors may appoint, or may empower the president to appoint, such other Corporate Officers as the business of the corporation may require, each of whom shall hold office for such period, have such power and authority, and perform such duties as are provided in these bylaws or as the board of directors may from time to time determine.

     The president may from time to time designate and appoint Administrative Officers of the corporation in accordance with the provisions of Section 5.12 of these bylaws.

     5.4 Removal And Resignation Of Officers. Subject to the rights, if any, of a Corporate Officer under any contract of employment, any Corporate Officer may be removed, either with or without cause, by the board of directors at any regular or special meeting of the board or, except in case of a Corporate Officer chosen by the board of directors, by any Corporate Officer upon whom such power of removal may be conferred by the board of directors.

     Any Corporate Officer may resign at any time by giving written notice to the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the Corporate Officer is a party.

     Any Administrative Officer designated and appointed by the president may be removed, either with or without cause, at any time by the president. Any Administrative Officer may resign at any time by giving written notice to the president or to the secretary of the corporation.

     5.5 Vacancies In Offices. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these bylaws for regular appointments to that office.

     5.6 Chairman Of The Board. The chairman of the board, if such an officer be elected, shall, if present, preside at meetings of the board of directors and exercise such other powers and perform such other duties as may from time to time be assigned to him by the board of directors or as may be prescribed by these bylaws. If there is no president, then the chairman of the board shall also be the chief executive officer of the corporation and shall have the powers and duties prescribed in Section 5.7 of these bylaws.

     5.7 President. Subject to such supervisory powers, if any, as may be given by the board of directors to the chairman of the board, if there be such an officer, the president shall be the chief executive officer of the corporation and shall, subject to the control of the board of directors, have general supervision, direction and control of the business and the officers of the corporation. He or she shall preside at all meetings of the stockholders and, in the absence or nonexistence of a chairman of the board, at all meetings of the board of directors. He or she shall have the general powers and duties of management usually vested in the office of president of a corporation, and shall have such other powers and perform such other duties as may be prescribed by the board of directors or these bylaws.

     5.8 Vice Presidents. In the absence or disability of the president, and if there is no chairman of the board, the vice presidents, if any, in order of their rank as fixed by the board of directors or, if not ranked, a vice president designated by the board of directors, shall perform all the duties of the president and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the board of directors, these bylaws, the president or the chairman of the board.

     5.9 Secretary. The secretary shall keep or cause to be kept, at the principal executive office of the corporation or such other place as the board of directors may direct, a book of minutes of all meetings and actions of the board of directors, committees of directors and stockholders. The minutes shall show the time and place of each meeting, whether regular or special (and, if special, how authorized and the notice given), the names of those present at directors' meetings or committee meetings, the number of shares present or represented at stockholders' meetings and the proceedings thereof.

     The secretary shall keep, or cause to be kept, at the principal executive office of the corporation or at the office of the corporation's transfer agent or registrar, as determined by resolution of the board of directors, a share register or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates evidencing such shares and the number and date of cancellation of every certificate surrendered for cancellation.

     The secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the board of directors required to be given by law or by these bylaws. He or she shall keep the seal of the corporation, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the board of directors or by these bylaws.

     5.10 Chief Financial Officer. The chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any director for a purpose reasonably related to his position as a director.

     The chief financial officer shall deposit all money and other valuables in the name and to the credit of the corporation with such depositaries as may be designated by the board of directors. He or she shall disburse the funds of the corporation as may be ordered by the board of directors, shall render to the president and directors, whenever they request it, an account of all of his or her transactions as chief financial officer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the board of directors or these bylaws.

     5.11 Assistant Secretary. The assistant secretary, if any, or, if there is more than one, the assistant secretaries in the order determined by the board of directors (or if there be no such determination, then in the order of their election) shall, in the absence of the secretary or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

     5.12 Administrative Officers. In addition to the Corporate Officers of the corporation as provided in Section 5.1 of these bylaws and such subordinate Corporate Officers as may be appointed in accordance with Section 5.3 of these bylaws, there may also be such Administrative Officers of the corporation as may be designated and appointed from time to time by the president of the corporation. Administrative Officers shall perform such duties and have such powers as from time to time may be determined by the president or the board of directors in order to assist the Corporate Officers in the furtherance of their duties. In the performance of such duties and the exercise of such powers, however, such Administrative Officers shall have limited authority to act on behalf of the corporation as the board of directors shall establish, including but not limited to limitations on the dollar amount and on the scope of agreements or commitments that may be made by such Administrative Officers on behalf of the corporation, which limitations may not be exceeded by such individuals or altered by the president without further approval by the board of directors.

     5.13 Authority And Duties Of Officers. In addition to the foregoing powers, authority and duties, all officers of the corporation shall respectively have such authority and powers and perform such duties in the management of the business of the corporation as may be designated from time to time by the board of directors.

                                   ARTICLE VI

               INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES
                                AND OTHER AGENTS

     6.1 Indemnification Of Directors And Officers. The corporation shall, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware as the same now exists or may hereafter be amended, indemnify any person against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit, or proceeding in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was a director or officer of the corporation. For purposes of this Section 6.1, a "director" or "officer" of the corporation shall mean any person (i) who is or was a director or officer of the corporation, (ii) who is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was a director or officer of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

     The corporation shall be required to indemnify a director or officer in connection with an action, suit, or proceeding (or part thereof) initiated by such director or officer only if the initiation of such action, suit, or proceeding (or part thereof) by the director or officer was authorized by the board of Directors of the corporation.

     The corporation shall pay the expenses (including attorney's fees) incurred by a director or officer of the corporation entitled to indemnification hereunder in defending any action, suit or proceeding referred to in this
Section 6.1 in advance of its final disposition; provided, however, that payment of expenses incurred by a director or officer of the corporation in advance of the final disposition of such action, suit or proceeding shall be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced if it should ultimately be determined that the director or officer is not entitled to be indemnified under this Section 6.1 or otherwise.

     The rights conferred on any person by this Article shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the corporation's Certificate of Incorporation, these bylaws, agreement, vote of the stockholders or disinterested directors or otherwise.

     Any repeal or modification of the foregoing provisions of this Article shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

     6.2 Indemnification Of Others. The corporation shall have the power, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware as the same now exists or may hereafter be amended, to indemnify any person (other than directors and officers) against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit, or proceeding, in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was an employee or agent of the corporation. For purposes of this Section 6.2, an "employee" or "agent" of the corporation (other than a director or officer) shall mean any person (i) who is or was an employee or agent of the corporation,
(ii) who is or was serving at the request of the corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was an employee or agent of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

     6.3 Insurance. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under the provisions of the General Corporation Law of Delaware.

     6.4 Expenses. The corporation shall advance to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request therefor, all expenses incurred by any director or officer in connection with such proceeding, upon receipt of an undertaking by or on behalf of such person to repay said amounts if it should be determined ultimately that such person is not entitled to be indemnified under this Bylaw or otherwise; provided, however, that the corporation shall not be required to advance expenses to any director or officer in connection with any proceeding (or part thereof) initiated by such person unless the proceeding was authorized in advance by the board of directors of the corporation.

     Notwithstanding the foregoing, unless otherwise determined pursuant to
Section 6.5, no advance shall be made by the corporation to an officer of the corporation (except by reason of the fact that such officer is or was a director of the corporation in which event this paragraph shall not apply) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to the proceeding, or (ii) if such quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the corporation.

     6.5 Non-Exclusivity Of Rights. The rights conferred on any person by this Bylaw shall not be exclusive of any other right which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office. The corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advances, to the fullest extent not prohibited by the General Corporation Law of Delaware.

     6.6 Survival Of Rights. The rights conferred on any person by this Bylaw shall continue as to a person who has ceased to be a director, officer, employee or other agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

     6.7 Amendments. Any repeal or modification of this Bylaw shall only be prospective and shall not affect the rights under this Bylaw in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any proceeding against any agent of the corporation.

                                  ARTICLE VII

                              RECORDS AND REPORTS

     7.1 Maintenance And Inspection Of Records. The corporation shall, either at its principal executive office or at such place or places as designated by the board of directors, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these bylaws as amended to date, accounting books and other records of its business and properties.

     Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the corporation's stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the corporation at its registered office in Delaware or at its principal place of business.

     7.2 Inspection By Directors. Any director shall have the right to examine the corporation's stock ledger, a list of its stockholders and its other books and records for a purpose reasonably related to his or her position as a director.

     7.3 Representation Of Shares Of Other Corporations. The chairman of the board, if any, the president, any vice president, the chief financial officer, the secretary or any assistant secretary of this corporation, or any other person authorized by the board of directors or the president or a vice president, is authorized to vote, represent and exercise on behalf of this corporation all rights incident to any and all shares of the stock of any other corporation or corporations standing in the name of this corporation. The authority herein granted may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

     7.4 Certification And Inspection Of Bylaws. The original or a copy of these bylaws, as amended or otherwise altered to date, certified by the secretary, shall be kept at the corporation's principal executive office and shall be open to inspection by the stockholders of the corporation, at all reasonable times during office hours.

                                  ARTICLE VIII

                                GENERAL MATTERS

     8.1 Record Date For Purposes Other Than Notice And Voting. For purposes of determining the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which shall not precede the date upon which the resolution fixing the record date is adopted and which shall not be more than sixty (60) days before any such action. In that case, only stockholders of record at the close of business on the date so fixed are entitled to receive the dividend, distribution or allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date so fixed, except as otherwise provided by law.

     If the board of directors does not so fix a record date, then the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the board of directors adopts the applicable resolution.

     8.2 Checks; Drafts; Evidences Of Indebtedness. From time to time, the board of directors shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the corporation, and only the persons so authorized shall sign or endorse those instruments.

     8.3 Corporate Contracts And Instruments: How Executed. The board of directors, except as otherwise provided in these bylaws, may authorize and empower any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such power and authority may be general or confined to specific instances. Unless so authorized or ratified by the board of directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

     8.4 Stock Certificates; Transfer; Partly Paid Shares. The shares of the corporation shall be represented by certificates, provided that the board of directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Notwithstanding the adoption of such a resolution by the board of directors, every holder of stock represented by certificates and, upon request, every holder of uncertificated shares, shall be entitled to have a certificate signed by, or in the name of the corporation by, the chairman or vice-chairman of the board of directors, or the president or vice-president, and by the chief financial officer or an assistant treasurer, or the secretary or an assistant secretary of such corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

     Certificates for shares shall be of such form and device as the board of directors may designate and shall state the name of the record holder of the shares represented thereby; its number; date of issuance; the number of shares for which it is issued; a summary statement or reference to the powers, designations, preferences or other special rights of such stock and the qualifications, limitations or restrictions of such preferences and/or rights, if any; a statement or summary of liens, if any; a conspicuous notice of restrictions upon transfer or registration of transfer, if any; a statement as to any applicable voting trust agreement; and, if the shares be assessable, or, if assessments are collectible by personal action, a plain statement of such facts.

     Upon surrender to the secretary or transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

     The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, or upon the books and records of the corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

     8.5 Special Designation On Certificates. If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware (relating to transfers of stock, stock certificates and uncertificated stock), in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock a statement that the corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     8.6 Lost Certificates. Except as provided in this Section 8.6, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation and canceled at the same time. The board of directors may, in case any share certificate or certificate for any other security is lost, stolen or destroyed, authorize the issuance of replacement certificates on such terms and conditions as the board may require; the board may require indemnification of the corporation secured by a bond or other adequate security sufficient to protect the corporation against any claim that may be made against it, including any expense or liability, on account of the alleged loss, theft or destruction of the certificate or the issuance of the replacement certificate.

     8.7 Transfer Agents And Registrars. The board of directors may appoint one or more transfer agents or transfer clerks, and one or more registrars, each of which shall be an incorporated bank or trust company -- either domestic or foreign, who shall be appointed at such times and places as the requirements of the corporation may necessitate and the board of directors may designate.

     8.8 Construction; Definitions. Unless the context requires otherwise, the general provisions, rules of construction and definitions in the General Corporation Law of Delaware shall govern the construction of these bylaws. Without limiting the generality of this provision, as used in these bylaws, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both an entity and a natural person.

     8.9 Provisions Additional to Provisions of Law. All restrictions, limitations, requirements and other provisions of these Bylaws shall be construed, insofar as possible, as supplemental and additional to all provisions of law applicable to the subject matter thereof and shall be fully complied with in addition to the said provisions of law unless such compliance shall be illegal.

     8.10 Provisions Contrary To Provisions Of Law. Any article, section, subsection, subdivision, sentence, clause or phrase of these Bylaws which upon being construed in the manner provided in Section 8.9 hereof, shall be contrary to or inconsistent with any applicable provisions of law, shall not apply so long as said provisions of law shall remain in effect, but such result shall not affect the validity or applicability of any other portions of these Bylaws, it being hereby declared that these Bylaws would have been adopted and each article, section, subsection, subdivision, sentence, clause or phrase thereof, irrespective of the fact that any one or more articles, sections, subsections, subdivisions, sentences, clauses or phrases is or are illegal.

     8.11 Notices. Any reference in these Bylaws to the time a notice is given or sent means, unless otherwise expressly provided, the time a written notice by mail is deposited in the United States mails, postage prepaid; or the time any other written notice is personally delivered to the recipient or is delivered to a common carrier for transmission, or actually transmitted by the person giving the notice by electronic means, to the recipient; or the time any oral notice is communicated, in person or by telephone or wireless means, to the recipient or to a person at the office of the recipient who the person giving the notice has reason to believe will promptly communicate it to the recipient.

                                   ARTICLE IX

                                   AMENDMENTS

     Subject to Section 6.7 hereof, the original or other bylaws of the corporation may be adopted, amended or repealed by the stockholders entitled to vote; provided, however, that the corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors. The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal bylaws.

     Whenever an amendment or new bylaw is adopted, it shall be copied in the book of bylaws with the original bylaws, in the appropriate place. If any bylaw is repealed, the fact of repeal with the date of the meeting at which the repeal was enacted or the filing of the operative written consent(s) shall be stated in said book.

                       CERTIFICATE OF ADOPTION OF BYLAWS
                                       OF
                               ATMEL CORPORATION

                            ADOPTION BY INCORPORATOR

     The undersigned person appointed in the Certificate of Incorporation as the Incorporator of Atmel Corporation hereby adopts the foregoing bylaws, comprising
       (  ) pages, as the Bylaws of the corporation.

     Executed this      day of                1999

                                          --------------------------------------
                                          S. Dawn Smith
                                          Incorporator

              CERTIFICATE BY SECRETARY OF ADOPTION BY INCORPORATOR

     The undersigned hereby certifies that he is the duly elected, qualified, and acting Secretary of Atmel Corporation and that the foregoing Bylaws,
comprising        (  ) pages, were adopted as the Bylaws of the corporation on
            , 1999, by the person appointed in the Certificate of Incorporation as the Incorporator of the corporation.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this      day
of             1999.

                                          --------------------------------------
                                          Mark A. Bertelsen
                                          Secretary

                                   APPENDIX D

                               ATMEL CORPORATION
                           INDEMNIFICATION AGREEMENT

     This Indemnification Agreement ("Agreement") is effective as of
               , 1999, by and between Atmel Corporation, a Delaware corporation (the "Company"), and '1' ("Indemnitee").

     WHEREAS, Atmel Corporation, a California corporation, and Indemnitee are parties to an indemnification agreement;

     WHEREAS, effective as of the date hereof, Atmel Corporation, a California corporation, is reincorporating into Delaware;

     WHEREAS, the Company desires to attract and retain the services of highly qualified individuals, such as Indemnitee, to serve the Company and its related entities;

     WHEREAS, in order to induce Indemnitee to continue to provide services to the Company, the Company wishes to provide for the indemnification of, and the advancement of expenses to, Indemnitee to the maximum extent permitted by law;

     WHEREAS, the Company and Indemnitee recognize the continued difficulty in obtaining liability insurance for the Company's directors, officers, employees, agents and fiduciaries, the significant increases in the cost of such insurance and the general reductions in the coverage of such insurance;

     WHEREAS, the Company and Indemnitee further recognize the substantial increase in corporate litigation in general, subjecting directors, officers, employees, agents and fiduciaries to expensive litigation risks at the same time as the availability and coverage of liability insurance has been severely limited;

     WHEREAS; in connection with the Company's reincorporation, the Company and Indemnitee desire to continue to have in place the additional protection provided by an indemnification agreement, with such changes as are required to conform the existing agreement to Delaware law and to provide indemnification and advancement of expenses to the Indemnitee to the maximum extent permitted by Delaware law;

     WHEREAS, the Company and Indemnitee desire to continue to have in place the additional protection provided by an indemnification agreement and to provide indemnification and advancement of expenses to the Indemnitee to the maximum extent permitted by Delaware law; and

     WHEREAS, in view of the considerations set forth above, the Company desires that Indemnitee shall be indemnified and advanced expenses by the Company as set forth herein;

     NOW, THEREFORE, the Company and Indemnitee hereby agree as set forth below.

     1. Certain Definitions.

     (a) "Change in Control" shall mean, and shall be deemed to have occurred if, on or after the date of this Agreement, (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act")), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company acting in such capacity or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, becomes the "beneficial owner" (as defined in Rule 13d-3 under said Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the total voting power represented by the Company's then outstanding Voting Securities, (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 80% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one transaction or a series of related transactions) all or substantially all of the Company's assets.

     (b) "Claim" shall mean with respect to a Covered Event: any threatened, pending or completed action, suit, proceeding or alternative dispute resolution mechanism, or any hearing, inquiry or investigation that Indemnitee in good faith believes might lead to the institution of any such action, suit, proceeding or alternative dispute resolution mechanism, whether civil, criminal, administrative, investigative or other.

     (c) References to the "Company" shall include, in addition to Atmel Corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger to which Atmel Corporation (or any of its wholly owned subsidiaries) is a party which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees, agents or fiduciaries, so that if Indemnitee is or was a director, officer, employee, agent or fiduciary of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

     (d) "Covered Event" shall mean any event or occurrence related to the fact that Indemnitee is or was a director, officer, employee, agent or fiduciary of the Company, or any subsidiary of the Company, or is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action or inaction on the part of Indemnitee while serving in such capacity.

     (e) "Expenses" shall mean any and all expenses (including attorneys' fees and all other costs, expenses and obligations incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, to be a witness in or to participate in, any action, suit, proceeding, alternative dispute resolution mechanism, hearing, inquiry or investigation), judgments, fines, penalties and amounts paid in settlement (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld), actually and reasonably incurred, of any Claim and any federal, state, local or foreign taxes imposed on the Indemnitee as a result of the actual or deemed receipt of any payments under this Agreement.

     (f) "Expense Advance" shall mean a payment to Indemnitee pursuant to
Section 3 of Expenses in advance of the settlement of or final judgement in any action, suit, proceeding or alternative dispute resolution mechanism, hearing, inquiry or investigation which constitutes a Claim.

     (g) "Independent Legal Counsel" shall mean an attorney or firm of attorneys, selected in accordance with the provisions of Section 2(d) hereof, who shall not have otherwise performed services for the Company or Indemnitee within the last three years (other than with respect to matters concerning the rights of Indemnitee under this Agreement, or of other indemnitees under similar indemnity agreements).

     (h) References to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on Indemnitee with respect to an employee benefit plan; and references to "serving at the request of the Company" shall include any service as a director, officer, employee, agent or fiduciary of the Company which imposes duties on, or involves services by, such director, officer, employee, agent or fiduciary with respect to an employee benefit plan, its participants or its beneficiaries; and if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, Indemnitee shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Agreement.

     (i) "Reviewing Party" shall mean, subject to the provisions of Section 2(d), any person or body appointed by the Board of Directors in accordance with applicable law to review the Company's obligations hereunder and under applicable law, which may include a member or members of the Company's Board of Directors, Independent Legal Counsel or any other person or body not a party to the particular Claim for which Indemnitee is seeking indemnification.

     (j) "Section" refers to a section of this Agreement unless otherwise indicated.

     (k) "Voting Securities" shall mean any securities of the Company that vote generally in the election of directors.

     2. Indemnification.

     (a) Indemnification of Expenses. Subject to the provisions of Section 2(b) below, the Company shall indemnify Indemnitee for Expenses to the fullest extent permitted by law if Indemnitee was or is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, any Claim (whether by reason of or arising in part out of a Covered Event), including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses.

     (b) Review of Indemnification Obligations. Notwithstanding the foregoing, in the event any Reviewing Party shall have determined (in a written opinion, in any case in which Independent Legal Counsel is the Reviewing Party) that Indemnitee is not entitled to be indemnified hereunder under applicable law, (i) the Company shall have no further obligation under Section 2(a) to make any payments to Indemnitee not made prior to such determination by such Reviewing Party, and (ii) the Company shall be entitled to be reimbursed by Indemnitee (who hereby agrees to reimburse the Company) for all Expenses theretofore paid in indemnifying Indemnitee; provided, however, that if Indemnitee has commenced or thereafter commences legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee is entitled to be indemnified hereunder under applicable law, any determination made by any Reviewing Party that Indemnitee is not entitled to be indemnified hereunder under applicable law shall not be binding and Indemnitee shall not be required to reimburse the Company for any Expenses theretofore paid in indemnifying Indemnitee until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed). Indemnitee's obligation to reimburse the Company for any Expenses shall be unsecured and no interest shall be charged thereon.

     (c) Indemnitee Rights on Unfavorable Determination; Binding Effect. If any Reviewing Party determines that Indemnitee substantively is not entitled to be indemnified hereunder in whole or in part under applicable law, Indemnitee shall have the right to commence litigation seeking an initial determination by the court or challenging any such determination by such Reviewing Party or any aspect thereof, including the legal or factual bases therefor, and, subject to the provisions of Section 15, the Company hereby consents to service of process and to appear in any such proceeding. Absent such litigation, any determination by any Reviewing Party shall be conclusive and binding on the Company and Indemnitee.

     (d) Selection of Reviewing Party; Change in Control. If there has not been a Change in Control, any Reviewing Party shall be selected by the Board of Directors, and if there has been such a Change in Control (other than a Change in Control which has been approved by a majority of the Company's Board of Directors who were directors immediately prior to such Change in Control), any Reviewing Party with respect to all matters thereafter arising concerning the rights of Indemnitee to indemnification of Expenses under this Agreement or any other agreement or under the Company's Certificate of Incorporation or Bylaws as now or hereafter in effect, or under any other applicable law, if desired by Indemnitee, shall be Independent Legal Counsel selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld). Such counsel, among other things, shall render its written opinion to the Company and Indemnitee as to whether and to what extent Indemnitee would be entitled to be indemnified hereunder under applicable law and the Company agrees to abide by such opinion. The Company agrees to pay the reasonable fees of the Independent Legal Counsel referred to above and to indemnify fully such counsel against any and all expenses (including attorneys' fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto. Notwithstanding any other provision of this Agreement, the Company shall not be required to pay Expenses of more than one Independent Legal Counsel in connection with all matters concerning a single Indemnitee, and such Independent Legal Counsel shall be the Independent Legal Counsel for any or all other Indemnitees unless (i) the Company otherwise determines or (ii) any Indemnitee shall provide a written statement setting forth in detail a reasonable objection to such Independent Legal Counsel representing other Indemnitees.

     (e) Mandatory Payment of Expenses. Notwithstanding any other provision of this Agreement other than Section 10 hereof, to the extent that Indemnitee has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense of any Claim, Indemnitee shall be indemnified against all Expenses incurred by Indemnitee in connection therewith.

     3. Expense Advances.

     (a) Obligation to Make Expense Advances. Upon receipt of a written undertaking by or on behalf of the Indemnitee to repay such amounts if it shall ultimately be determined that the Indemnitee is not entitled to be indemnified therefor by the Company, the Company shall make Expense Advances to Indemnitee.

     (b) Form of Undertaking. Any written undertaking by the Indemnitee to repay any Expense Advances hereunder shall be unsecured and no interest shall be charged thereon.

     (c) Determination of Reasonable Expense Advances. The parties agree that for the purposes of any Expense Advance for which Indemnitee has made written demand to the Company in accordance with this Agreement, all Expenses included in such Expense Advance that are certified by affidavit of Indemnitee's counsel as being reasonable shall be presumed conclusively to be reasonable.

     4. Procedures for Indemnification and Expense Advances.

     (a) Timing of Payments. All payments of Expenses (including without limitation Expense Advances) by the Company to the Indemnitee pursuant to this Agreement shall be made to the fullest extent permitted by law as soon as practicable after written demand by Indemnitee therefor is presented to the Company, but in no event later than forty-five (45) business days after such written demand by Indemnitee is presented to the Company, except in the case of Expense Advances, which shall be made no later than twenty (20) business days after such written demand by Indemnitee is presented to the Company.

     (b) Notice/Cooperation by Indemnitee. Indemnitee shall, as a condition precedent to Indemnitee's right to be indemnified or Indemnitee's right to receive Expense Advances under this Agreement, give the Company notice in writing as soon as practicable of any Claim made against Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the Company shall be directed to the Chief Executive Officer of the Company at the address shown on the signature page of this Agreement (or such other address as the Company shall designate in writing to Indemnitee). In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.

     (c) No Presumptions; Burden of Proof. For purposes of this Agreement, the termination of any Claim by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by this Agreement or applicable law. In addition, neither the failure of any Reviewing Party to have made a determination as to whether Indemnitee has met any particular standard of conduct or had any particular belief, nor an actual determination by any Reviewing Party that Indemnitee has not met such standard of conduct or did not have such belief, prior to the commencement of legal proceedings by Indemnitee to secure a judicial determination that Indemnitee should be indemnified under this Agreement or applicable law, shall be a defense to Indemnitee's claim or create a presumption that Indemnitee has not met any particular standard of conduct or did not have any particular belief. In connection with any determination by any Reviewing Party or otherwise as to whether the Indemnitee is entitled to be indemnified hereunder, the burden of proof shall be on the Company to establish that Indemnitee is not so entitled.

     (d) Notice to Insurers. If, at the time of the receipt by the Company of a notice of a Claim pursuant to Section 4(b) hereof, the Company has liability insurance in effect which may cover such Claim, the Company shall give prompt notice of the commencement of such Claim to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such Claim in accordance with the terms of such policies.

     (e) Selection of Counsel. In the event the Company shall be obligated hereunder to provide indemnification for or make any Expense Advances with respect to the Expenses of any Claim, the Company, if appropriate, shall be entitled to assume the defense of such Claim with counsel approved by Indemnitee (which approval shall not be unreasonably withheld) upon the delivery to Indemnitee of written notice of the Company's election to do so. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees or expenses of separate counsel subsequently employed by or on behalf of Indemnitee with respect to the same Claim; provided that, (i) Indemnitee shall have the right to employ Indemnitee's separate counsel in any such Claim at Indemnitee's expense and (ii) if (A) the employment of separate counsel by Indemnitee has been previously authorized by the Company, (B) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense, or (C) the Company shall not continue to retain such counsel to defend such Claim, then the fees and expenses of Indemnitee's separate counsel shall be Expenses for which Indemnitee may receive indemnification or Expense Advances hereunder.

     5. Additional Indemnification Rights; Nonexclusivity.

     (a) Scope. The Company hereby agrees to indemnify the Indemnitee to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement, the Company's Certificate of Incorporation, the Company's Bylaws or by statute. In the event of any change after the date of this Agreement in any applicable law, statute or rule which expands the right of a Delaware corporation to indemnify a member of its board of directors or an officer, employee, agent or fiduciary, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits afforded by such change. In the event of any change in any applicable law, statute or rule which narrows the right of a Delaware corporation to indemnify a member of its board of directors or an officer, employee, agent or fiduciary, such change, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties' rights and obligations hereunder except as set forth in Section 10(a) hereof.

     (b) Nonexclusivity. The indemnification and the payment of Expense Advances provided by this Agreement shall be in addition to any rights to which Indemnitee may be entitled under the Company's Certificate of Incorporation, its Bylaws, any other agreement, any vote of stockholders or disinterested directors, the General Corporation Law of the State of Delaware, or otherwise. The indemnification and the payment of Expense Advances provided under this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in an indemnified capacity even though subsequent thereto Indemnitee may have ceased to serve in such capacity.

     6. No Duplication of Payments. The Company shall not be liable under this Agreement to make any payment in connection with any Claim made against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, provision of the Company's Certificate of Incorporation, Bylaws or otherwise) of the amounts otherwise payable hereunder.

     7. Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of Expenses incurred in connection with any Claim, but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such Expenses to which Indemnitee is entitled.

     8. Mutual Acknowledgment. Both the Company and Indemnitee acknowledge that in certain instances, federal law or applicable public policy may prohibit the Company from indemnifying its directors, officers, employees, agents or fiduciaries under this Agreement or otherwise. Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify Indemnitee.

     9. Liability Insurance. To the extent the Company maintains liability insurance applicable to directors, officers, employees, agents or fiduciaries, Indemnitee shall be covered by such policies in such a manner as to provide Indemnitee the same rights and benefits as are provided to the most favorably insured of the Company's directors, if Indemnitee is a director; or of the Company's officers, if Indemnitee is not a director of the Company but is an officer; or of the Company's key employees, agents or fiduciaries, if Indemnitee is not an officer or director but is a key employee, agent or fiduciary.

     10. Exceptions. Notwithstanding any other provision of this Agreement, the Company shall not be obligated pursuant to the terms of this Agreement:

     (a) Excluded Action or Omissions. To indemnify Indemnitee for Expenses resulting from acts, omissions or transactions for which Indemnitee is prohibited from receiving indemnification under this Agreement or applicable law; provided, however, that notwithstanding any limitation set forth in this
Section 10(a) regarding the Company's obligation to provide indemnification, Indemnitee shall be entitled under Section 3 to receive Expense Advances hereunder with respect to any such Claim unless and until a court having jurisdiction over the Claim shall have made a final judicial determination (as to which all rights of appeal therefrom have been exhausted or lapsed) that Indemnitee has engaged in acts, omissions or transactions for which Indemnitee is prohibited from receiving indemnification under this Agreement or applicable law.

     (b) Claims Initiated by Indemnitee. To indemnify or make Expense Advances to Indemnitee with respect to Claims initiated or brought voluntarily by Indemnitee and not by way of defense, counterclaim or cross claim, except (i) with respect to actions or proceedings brought to establish or enforce a right to indemnification under this Agreement or any other agreement or insurance policy or under the Company's Certificate of Incorporation or Bylaws now or hereafter in effect relating to Claims for Covered Events, (ii) in specific cases if the Board of Directors has approved the initiation or bringing of such Claim, or (iii) as otherwise required under Section 145 of the Delaware General Corporation Law, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification or insurance recovery, as the case may be.

     (c) Lack of Good Faith. To indemnify Indemnitee for any Expenses incurred by the Indemnitee with respect to any action instituted (i) by Indemnitee to enforce or interpret this Agreement, if a court having jurisdiction over such action determines as provided in Section 13 that each of the material assertions made by the Indemnitee as a basis for such action was not made in good faith or was frivolous, or (ii) by or in the name of the Company to enforce or interpret this Agreement, if a court having jurisdiction over such action determines as provided in Section 13 that each of the material defenses asserted by Indemnitee in such action was made in bad faith or was frivolous.

     (d) Claims Under Section 16(b). To indemnify Indemnitee for expenses and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Exchange Act, or any similar successor statute; provided, however, that notwithstanding any limitation set forth in this Section 10(d) regarding the Company's obligation to provide indemnification, Indemnitee shall be entitled under Section 3 to receive Expense Advances hereunder with respect to any such Claim unless and until a court having jurisdiction over the Claim shall have made a final judicial determination (as to which all rights of appeal therefrom have been exhausted or lapsed) that Indemnitee has violated said statute.

     11. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original.

     12. Binding Effect; Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of the Company), spouses, heirs and personal and legal representatives. The Company shall require and cause any successor (whether direct or indirect, and whether by purchase, merger, consolidation or otherwise) to all, substantially all, or a substantial part, of the business or assets of the Company, by written agreement in form and substance satisfactory to Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. This Agreement shall continue in effect regardless of whether Indemnitee continues to serve as a director, officer, employee, agent or fiduciary (as applicable) of the Company or of any other enterprise at the Company's request.

     13. Expenses Incurred in Action Relating to Enforcement or
Interpretation. In the event that any action is instituted by Indemnitee under this Agreement or under any liability insurance policies maintained by the Company to enforce or interpret any of the terms hereof or thereof, Indemnitee shall be entitled to be indemnified for all Expenses incurred by Indemnitee with respect to such action (including without limitation attorneys' fees), regardless of whether Indemnitee is ultimately successful in such action, unless as a part of such action a court having jurisdiction over such action makes a final judicial determination (as to which all rights of appeal therefrom have been exhausted or lapsed) that each of the material assertions made by Indemnitee as a basis for such action was not made in good faith or was frivolous; provided, however, that until such final judicial determination is made, Indemnitee shall be entitled under Section 3 to receive payment of Expense Advances hereunder with respect to such action. In the event of an action instituted by or in the name of the Company under this Agreement to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be indemnified for all Expenses incurred by Indemnitee in defense of such action (including without limitation costs and expenses incurred with respect to Indemnitee's counterclaims and cross-claims made in such action), unless as a part of such action a court having jurisdiction over such action makes a final judicial determination (as to which all rights of appeal therefrom have been exhausted or lapsed) that each of the material defenses asserted by Indemnitee in such action was made in bad faith or was frivolous; provided, however, that until such final judicial determination is made, Indemnitee shall be entitled under Section 3 to receive payment of Expense Advances hereunder with respect to such action.

     14. Notice. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and signed for by the party addressed, on the date of such delivery, or (ii) if mailed by domestic certified or registered mail with postage prepaid, on the third business day after the date postmarked. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

     15. Consent to Jurisdiction. The Company and Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of Delaware for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be commenced, prosecuted and continued only in the Court of Chancery of the State of Delaware in and for New Castle County, which shall be the exclusive and only proper forum for adjudicating such a claim.

     16. Severability. The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law. Furthermore, to the fullest extent possible, the provisions of this Agreement (including without limitation each portion of this Agreement containing any provision held to be invalid, void or otherwise unenforceable, that is not itself invalid, void or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

     17. Choice of Law. This Agreement, and all rights, remedies, liabilities, powers and duties of the parties to this Agreement, shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts of laws.

     18. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

     19. Amendment and Termination. No amendment, modification, termination or cancellation of this Agreement shall be effective unless it is in writing signed by both the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed to be or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver.

     20. Integration and Entire Agreement. This Agreement sets forth the entire understanding between the parties hereto and supersedes and merges all previous written and oral negotiations, commitments, understandings and agreements relating to the subject matter hereof between the parties hereto.

     21. No Construction as Employment Agreement. Nothing contained in this Agreement shall be construed as giving Indemnitee any right to be retained in the employ of the Company or any of its subsidiaries or affiliated entities.

     IN WITNESS WHEREOF, the parties hereto have executed this Indemnification Agreement as of the date first above written.

ATMEL CORPORATION

By:
----------------------------------------------------
Name:
-------------------------------------------------
Title:
--------------------------------------------------

Address:  2325 Orchard Parkway
          San Jose, California 95131

                                          AGREED TO AND ACCEPTED

                                          INDEMNITEE:

                                          --------------------------------------
                                                       (Signature)

                                          --------------------------------------
                                                         Address

                                ATMEL CORPORATION

                       1999 ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 28, 1999

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned shareholder of ATMEL CORPORATION, a California corporation, hereby acknowledges receipt of the Form 10-K dated March , 1999, and receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement dated March 8, 1999, and hereby appoints George Perlegos and Mike Ross, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1999 Annual Meeting of Shareholders of ATMEL CORPORATION to be held on April 28, 1999 at 2:00 p.m., local time, at Atmel Corporation, 2325 Orchard Parkway, San Jose, California 95131 and at any adjournment thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

  THIS PROXY WILL BE VOTED AS DIRECTED OR IF NO CONTRARY DIRECTION IS INDICATED WILL BE VOTED FOR EACH OF THE PROPOSALS ON THE REVERSE SIDE HEREOF AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS SAID PROXIES DEEM ADVISABLE.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

_______________________________________________________________________________

[ ] ___________________                                           PLAN TO ATTEND
       ACCOUNT NUMBER                                                THE MEETING
                                                                         [ ]
    ___________________
          COMMON

                          PLEASE MARK YOUR CHOICE LIKE
                          THIS [X] IN BLUE OR BLACK INK

Proposal 1 - Election of directors

             Nominees:  George Perlegos, Gust Perlegos, Tsung-Ching Wu,
                        Norm Hall and T. Peter Thomas

FOR        WITHHELD
[ ]           [ ]                    [ ] ______________________________________
                                         FOR all nominees except as noted above.

Proposal 2 - Proposal to amend the Company's 1991 Employee Stock Purchase Plan to increase the number of shares reserved for issuance thereunder by 2,500,000 shares.

             FOR                        AGAINST                          ABSTAIN
             [ ]                          [ ]                              [ ]

Proposal 3 - Proposal to approve a change in the Company's state of incorporation from California to Delaware by means of a merger of the Company into a wholly-owned Delaware subsidiary.

             FOR                        AGAINST                          ABSTAIN
             [ ]                          [ ]                              [ ]

Proposal 4 - Proposal to establish a classified Board of Directors when the change in its state of incorporation occurs.

             FOR                        AGAINST                          ABSTAIN
             [ ]                          [ ]                              [ ]

Proposal 5 - Proposal to increase the number of authorized shares of Common
             Stock of the Company to 500,000,000 when the change in its state of incorporation occurs.

             FOR                        AGAINST                          ABSTAIN
             [ ]                          [ ]                              [ ]

Proposal 6 - Proposal to ratify the appointment of PricewaterhouseCoopers L.L.P.
             as the independent accountants of the Company for 1999.

             FOR                        AGAINST                          ABSTAIN
             [ ]                          [ ]                              [ ]

IN THEIR DISCRETION UPON SUCH OTHER MATTER OR MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

_______________________________________________________________________________

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(This proxy should be marked, dated and signed by the shareholder(s) exactly as such shareholder's name appears hereon and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

                                       Signature:
                                                  ------------------------------
                                       Date:
                                                  ------------------------------
                                       Signature:
                                                  ------------------------------
                                       Date:
                                                  ------------------------------

                                       [ ] Mark here for address change and note
                                           at left.

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